                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                               SSP SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         _______________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         _______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
         _______________________________________________________________________

     (5) Total fee paid:
         _______________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
         _______________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:
         _______________________________________________________________________

     (3) Filing Party:
         _______________________________________________________________________

     (4) Date Filed:
         _______________________________________________________________________

                               SSP SOLUTIONS, INC.
                              17861 Cartwright Road
                                Irvine, CA 92614

Dear Stockholders:

         You are cordially invited to attend the 2003 annual meeting of stockholders of SSP Solutions, Inc. that will be held on December 19, 2003 at 2:00 p.m. local time, at the Marriott Residence Inn, 2855 Main Street, Irvine, California 92614. All holders of our outstanding common stock as of the close of business on November 7, 2003 are entitled to vote at the 2003 annual meeting.

         Enclosed are a copy of the notice of annual meeting of stockholders, a proxy statement and a proxy card. A current report on our business operations will be presented at the meeting, and stockholders will have an opportunity to ask questions.

         We hope you will be able to attend the 2003 annual meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the 2003 annual meeting.

                                             Sincerely,

                                             /s/ Marvin J. Winkler

                                             Marvin J. Winkler,
                                             Chief Executive Officer

                               SSP SOLUTIONS, INC.
                              17861 CARTWRIGHT ROAD
                                IRVINE, CA 92614
                           __________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 19, 2003

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of SSP Solutions, Inc., a Delaware corporation, will be held at the Marriott Residence Inn, 2855 Main Street, Irvine, California 92614, on December 19, 2003 at 2:00 p.m. local time for the following purposes:

         (1)      to elect two Class I directors to our board of directors;

         (2) to ratify and approve the adoption of our Second Amended and Restated 1999 Stock Option Plan;

         (3) to ratify and approve the issuance of securities in certain financing transactions;

         (4) to ratify the selection of Haskell & White LLP, independent auditors, to audit our consolidated financial statements for the year ending December 31, 2003; and

         (5) to transact such other business as may properly come before the meeting or any adjournments and postponements thereof.

         Our board of directors has fixed the close of business on November 7, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting.

         A list of stockholders entitled to vote at the meeting will be available for inspection at our executive offices. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee should bring with them a proxy or letter from that firm confirming their ownership of shares.

         Accompanying this notice are a proxy card and a proxy statement. PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. As described in the proxy statement, the proxy may be revoked at any time prior to its exercise at the meeting.

                                             By Order of the Board of Directors,

                                             /s/ Kris Shah

                                             Kris Shah, Secretary
Irvine, California
December 5, 2003

                             YOUR VOTE IS IMPORTANT

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. HOWEVER, EVEN IF YOU DO PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. RETURNING A SIGNED PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, IF YOU SO DESIRE, BUT WILL HELP US TO SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Introduction...................................................................1

Proposal 1 - Election of Directors.............................................4

Proposal 2 - Ratification and Approval of Second Amended and Restated
             1999 Stock Option Plan...........................................22

Proposal 3 - Ratification and Approval of the Issuance of Securities in
             Certain Financing Transactions...................................28

Proposal 4 - Ratification of Selection of Independent Auditors................39

Stockholder Proposals.........................................................41

Annual Report.................................................................41

Available Information.........................................................41

Other Matters.................................................................42

                               SSP SOLUTIONS, INC.
                              17861 CARTWRIGHT ROAD
                            IRVINE, CALIFORNIA 92614
                             _______________________

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 19, 2003
                             _______________________

                                  INTRODUCTION

DATE, TIME, PLACE, PURPOSE

         This proxy statement is furnished in connection with the solicitation of proxies from the holders of our common stock by our board of directors for use at our 2003 annual meeting of stockholders or at any adjournments and postponements of that meeting. This proxy statement and accompanying form of proxy card are first being sent or given to our stockholders on or about December 9, 2003.

         Our 2003 annual meeting of stockholders will be held on December 19, 2003 at 2:00 p.m. local time, at the Marriott Residence Inn, 2855 Main Street, Irvine, California 92614. At the annual meeting, stockholders will be asked to consider and vote upon the proposals described in this proxy statement and the accompanying notice of meeting and any other matters that may properly come before the meeting.

VOTING RIGHTS AND VOTES REQUIRED FOR APPROVAL

         At the close of business on the record date, we had issued and outstanding 28,444,371 shares of common stock held by 108 holders of record, and no shares of preferred stock outstanding. Only holders of record of our common stock at the close of business on November 7, 2003, the record date, are entitled to notice of and to vote at the annual meeting. Each of those shares of common stock entitles the holder of that share to one vote on any matter coming before the annual meeting and any adjournments or postponements of the annual meeting. However, as described in the discussion of proposal 3, certain stockholders have agreed to abstain from voting certain of their shares of common stock in favor of or against proposal 3.

         Under Delaware law and our bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at the meeting of stockholders. Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

         An "abstention" is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

         Votes cast at the meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the meeting. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, which means that the two candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected. In all matters other than the election of directors, unless otherwise expressly provided by applicable statute or by our certificate of incorporation or bylaws, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal will constitute the act of the stockholders.

         On proposals such as proposals 2, 3 and 4, which require for approval the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal, abstentions but not broker non-votes will be treated as shares present and entitled to vote on the proposal. Applying that standard, an abstention will be counted as a vote "against" the proposal, and a broker non-vote will reduce the absolute number (although not the percentage) of the affirmative votes needed for approval of the proposal. However, broker non-votes will be treated as shares present and entitled to vote on any other proposals that are properly brought before the meeting if applicable statutes or our certificate of incorporation or bylaws require for approval of the proposal the affirmative vote of a majority of the outstanding shares.

         As of the record date, Kris Shah and Marvin Winkler, our co-chairmen of the board, and certain of their family members and affiliates were collectively the beneficial owners of approximately 43.7% of our issued and outstanding common stock.

SOLICITATION OF PROXIES

         The proxy card accompanying this proxy statement is solicited on behalf of our board of directors for use at the annual meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope or otherwise mail it to us. All proxies that are properly executed and returned, and that are not revoked, will be voted at the annual meeting in accordance with the instructions indicated on the proxies or, if no direction is indicated, in favor of the election of the two Class I directors named on the accompanying proxy card and in favor of each of the other proposals described on the proxy card.

         A stockholder who has given a proxy may revoke it at any time before it is exercised at the meeting, by:

         o delivering to our secretary (by any means, including facsimile), a written notice, bearing a date later than the date of the proxy, stating that the proxy is revoked;

         o signing and delivering to our secretary (by any means, including facsimile) a proxy relating to the same shares and bearing a later date prior to the vote at the meeting; or

         o attending the meeting and voting in person (although attendance at the meeting will not, by itself, revoke a proxy).

         Our board of directors does not presently intend to bring any business before the meeting of our stockholders other than the proposals referred to in this proxy statement and specified in the notice of meeting. So far as is known to our board of directors, no other matters are to be brought before the meeting. As to any other business that may properly come before the meeting, however, it is intended that shares represented by proxies held by management will be voted in accordance with the judgment of the persons voting the shares.

         We contemplate that the solicitation of proxies will be made primarily by mail. We will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of shares of our common stock and will reimburse them for their expenses in so doing. We have no present plans to hire special employees or paid solicitors to assist us in obtaining proxies, but we reserve the right to do so if we believe it is necessary to secure a quorum.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our board of directors recommends that our stockholders vote in favor of the election of the two Class I director nominees named in this proxy statement and in favor of each of the other proposals listed on the proxy card.

         THE PROPOSALS TO BE VOTED UPON AT THE MEETING ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Our bylaws provide that our board of directors shall consist of not less than one nor more than eleven directors. Our amended and restated certificate of incorporation provides that the exact number of directors that constitute our board of directors is to be set exclusively by a resolution of our board of directors. The number of directors on our board of directors currently is set at seven, and there is one vacancy on our board of directors. This vacancy will be filled as soon as we identify a qualified candidate who is willing to serve.

         Our board of directors is divided into three classes designated as Class I, Class II and Class III, respectively. Our bylaws provide that at the first annual meeting of our stockholders following the date our bylaws were adopted in 1999, the term of office of the Class I directors was to expire, and Class I directors were to be elected for a full term of three years. At the second annual meeting of stockholders following the date of adoption of the bylaws, the term of office of the Class II directors was to expire, and Class II directors were to be elected for a full term of three years. At the third annual meeting of stockholders following the date of adoption of the bylaws, the term of office of the Class III directors was to expire, and Class III directors were to be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors are to be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

         The certificate of designation for our Series A Convertible Preferred Stock provides that holders of our Series A Convertible Preferred Stock have the right to vote as a separate class to elect one Class I director and one Class II director until the time, if any, that a registration statement covering the resale of shares of common stock issued or issuable to those holders is declared effective. Thereafter, holders of our Series A Convertible Preferred Stock will have the right to elect one Class II director. However, because no shares of Series A Convertible Preferred Stock were outstanding at the record date for our 2003 annual stockholders' meeting, these voting provisions do not apply to this particular election of directors.

         The nominees for director at our 2003 annual stockholders' meeting have been designated as Class I directors. Our board of directors proposes that our stockholders re-elect Gregg Amber and Joel K. Rubenstein as Class I directors, to serve until the annual meeting of stockholders in 2006. Our board of directors is of the opinion that the re-election to the board of directors of Messrs. Amber and Rubenstein, who have consented to serve if elected, would be in our best interests. The terms of our Class II directors (Marvin J. Winkler and David A. Janes) will expire upon the election and qualification of directors at our 2004 annual stockholders' meeting; and the terms of our Class III directors (Kris Shah and Ron R. Goldie) will expire upon the election and qualification of directors at our 2005 annual stockholders' meeting. Biographical information on the nominees to our board of directors and on our other current directors is set forth below under the heading "Directors and Executive Officers."

         Proxies held by management will be voted in favor of the election of both Messrs. Amber and Rubenstein unless the stockholder giving a proxy indicates that the proxy shall not be voted for either or both of them. If for any reason Messrs. Amber and/or Rubenstein, prior to the annual meeting, become unavailable for election as a director, an event not now anticipated, the proxies held by management may be voted for a substitute nominee, if any, as recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, which means that the two candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected.

DIRECTORS AND EXECUTIVE OFFICERS

         Set forth below is information regarding our executive officers, directors and director nominees as of November 7, 2003:

NAME                             AGE      POSITION
----                             ---      --------

Marvin J. Winkler................49   Co-Chairman of the Board of Directors,
                                        Director and Chief Executive Officer

Kris Shah (3)....................64   Co-Chairman of the Board of Directors,
                                        Director, President, Chief Operating
                                        Officer and Secretary

Thomas E. Schiff.................53   Executive Vice President, Chief Financial
                                        Officer and Assistant Secretary

Gregg Amber (2)..................47   Director and Director Nominee

Joel K. Rubenstein (1)(2)........67   Director and Director Nominee

Ron R. Goldie (1)(2).............52   Director

David A. Janes (1)...............66   Director
____________

(1) Member of audit committee
(2) Member of compensation committee

         MARVIN J. WINKLER is our co-chairman of the board of directors, a director and our chief executive officer, positions he has held since August 2001 following our acquisition of BIZ Interactive Zone, Inc. ("BIZ"). Mr. Winkler shared our chief executive officer position with Kris Shah from August 2001 to September 2003. Mr. Winkler is the sole director and president and chief executive officer of BIZ. Mr. Winkler founded BIZ to address the secure processing and applications required to ensure secure high-speed knowledge and financial transactions across the Internet. He also established the industry's first Core-To-Edge(TM) solution set of hardware, software and firmware products and applications for security in electronic commerce. In June 1999, Mr. Winkler partnered with principals of Broadcom Corporation to co-found Broadband Interactive Group ("BIG") to demonstrate the applications for interactive television in a convergent broadband media industry. Mr. Winkler ceased active involvement with BIG in December 1999. In November 2001, BIG made an assignment for the benefit of its creditors. In August 1996, the Winkler family and a partner acquired Gotcha International, L.P., an apparel manufacturer, and served as its president and chief executive officer until June 2001. In August 2002, Gotcha filed for Chapter 11 bankruptcy protection in order to terminate the license of its domestic licensee. Gotcha's reorganization plan to re-pay creditors in full plus interest was approved in July 2003.

         KRIS SHAH is our co-chairman of the board of directors, a director, and our president and secretary. Mr. Shah has been our chairman of the board of directors and a director since he founded our company in 1970. He was our chief executive officer from our founding until August 2001 and then shared that position with Mr. Winkler from August 2001 until September 2003. Mr. Shah has served as our secretary since May 2001. In addition, Mr. Shah has served as our president and chief operating officer since September 2003 and previously served as our president from September 2000 until August 2001. Mr. Shah is assistant secretary of BIZ and held other officer and director positions at BIZ from time to time during the period from July 2000 to June 2002. Mr. Shah's career has involved every major aspect of circuit design and chip packaging technology, including research and development, manufacturing, engineering, marketing and strategic planning. Before forming our company, Mr. Shah held management level positions at Hughes Aircraft Co., Fiberite Inc. and Bell Industries, Inc. Mr. Shah holds B.S. and M.S. degrees in mechanical engineering from the University of Southern California.

         THOMAS E. SCHIFF has served as our executive vice president and chief financial officer since our acquisition of BIZ in August 2001. Mr. Schiff serves as chief financial officer and secretary of BIZ and held other officer and director positions at BIZ from time to time during the period from July 2000 to August 2001. Mr. Schiff has served as our assistant secretary since October 2002. From December 1998 to June 2001, he was an executive vice president and chief financial officer of SW Gotcha Acquisition Ltd and Gotcha International, L.P. From March 1996 to December 1998, Mr. Schiff was executive vice president and chief financial officer of Pacific Eyes & T's. Mr. Schiff was formerly a certified public accountant for the San Francisco office of Peat, Marwick, Mitchell. He holds a B.A. degree in economics from Stanford University and an M.B.A. degree from the Stanford Graduate School of Business.

         GREGG AMBER joined our board in April 2000. From March 2000 until May 2001, Mr. Amber also served as our secretary. Mr. Amber is currently a partner with the law firm of Rutan & Tucker, LLP. From December 1999 until July 2000, Mr. Amber was the senior vice president, secretary and general counsel for ZLand.com, Inc. From March 1998 through November 1999, Mr. Amber was a partner with the law firm of Rutan & Tucker, LLP. Mr. Amber served as a director of BIZ from August 2001 to June 2002. Mr. Amber holds a B.A. degree in political science and mathematics from Principia College and a J.D. degree from Stanford Law School.

         JOEL K. RUBENSTEIN joined our board in October 2002. Since January 1992, Mr. Rubenstein has been a principal of Oracle One Partners, Inc., a strategic business and marketing company based in Newport Beach, California. From Fall 1990 to January 1992, Mr. Rubenstein was a partner in the Contrarian Group, Inc., an operating management company located in Newport Beach, California. From 1985 to 1990, Mr. Rubenstein served in the Office of the Commissioner, Major League Baseball as executive vice president of marketing and corporate sponsorships. From 1979 through 1984, Mr. Rubenstein served as vice president of the Los Angeles Olympic Organizing Committee. Since June 1994, Mr. Rubenstein has been a board member of Fotoball USA, a publicly traded company based in San Diego, California (Nasdaq-NMS: FUSA). He serves on the board of directors of the Yosemite National Institutes and is a national trustee of the Amyotrophic Lateral Sclerosis (ALS) Association and a director of Big Brothers/Sisters of Orange County. Mr. Rubenstein holds a B.S. degree in business administration from the University of Maryland.

         RON R. GOLDIE joined our board in January 2003. Mr. Goldie has served domestically and internationally as both a senior business executive and an attorney with several large law firms, with Mr. Goldie specializing in financial transactions and managing the business law departments of those firms. From November 2001 to February 2002, Mr. Goldie was the Chief Financial Officer of ETC, plc, a London-based firm with operations in electronic payment processing and encryption, in addition to technology investments both in the United States and Europe. From October 2000 to September 2001, Mr. Goldie was the Chief Operating Officer of GlobalNetFinancial ((Nasdaq-NMS: GLBN) (LSE/AIM:GLFA)), an international dual-listed firm with holdings in numerous financial management firms in the United States and Europe. Upon returning from London in September 2001, Mr. Goldie formed the Law Offices of Ron R. Goldie to serve both domestic and European-based clients. Previously, Mr. Goldie served as a senior partner in various firms, including Mitchell Silberberg & Knupp from March 1999 to April 2001, Stroock & Stroock & Lavan from January 1998 to March 1999, Coudert Brothers from April 1997 to January 1998, and Jeffer Mangels Butler & Marmaro from 1990 to 1997. Mr. Goldie holds a B.A. degree in history and a J.D. degree from University of Southern California.

         DAVID A. JANES joined our board in September 2003. Mr. Janes has served as chairman and chief executive officer of Janes Capital Partners, an investment banking firm that specializes in mergers, acquisitions and personal equity investments in manufacturing companies, since forming that firm in 1997. Prior to that, Mr. Janes founded in 1977 and served as chief executive officer through July 1998 of California Manufacturing Enterprises, a company that manufactured a wide variety of industrial products through its seven subsidiaries. During the late 1990s, Mr. Janes divested his personal interest in five of the subsidiaries. He continues to serve as a principal investor and director of Intri-Plex Technologies U.S. and Intri-Plex Technologies Thailand, which companies manufacture critical mechanical components for computer disc drives and heat dissipating substrate for computer chips. Mr. Janes also serves a number of organizations in various capacities, including as Vice Chairman of the Orange County Council of Boy Scouts of America and as a member of the U.S. Naval Institute Foundation Board of Trustees and the Navy League of the U.S. Mr. Janes was commissioned an Ensign in the U.S. Naval Reserve in 1959 and maintained an active participation until he retired from the U.S. Naval Reserve in 1994 as a two star Admiral. Mr. Janes holds a B.S. degree in economics from the University of Wisconsin and an M.S. degree in finance from University of Wisconsin.

TERM OF OFFICE AND FAMILY RELATIONSHIPS

         There are no family relationships among our executive officers, directors and director nominees. Each of our executive officers serves at the discretion of our board of directors.

BOARD OF DIRECTORS AND COMMITTEES

         Our board of directors held seven meetings during 2002. Our board of directors also took action by unanimous written consent on 13 occasions during 2002. During 2002, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors (held during the period for which he has been a director) and the total number of meetings held by all committees of the board on which he served (during the periods that he served).

         Our board of directors has standing audit and compensation committees but does not have a nominating committee. In practice, our entire board of directors performs the function of a nominating committee.

         Our compensation committee reviews and makes recommendations to our board of directors regarding executive compensation plans and arrangements. Messrs. Amber and Rubenstein, and then-directors Matthew Medeiros and Bruce Block, served as members of the compensation committee at varying times during 2002. Since January 27, 2003, Messrs. Amber, Rubenstein and Goldie have comprised the compensation committee. During 2002, our compensation committee held no meetings and did not take action by written consent.

         In June 2000, our board of directors approved and adopted an audit committee charter, which was filed with our proxy statement relating to our 2001 annual stockholders' meeting held in August 2001. Our audit committee, currently composed of Messrs. Goldie, Janes and Rubenstein, is responsible for, among other things, considering and recommending to our board of directors the appointment of our independent auditors, examining the results of audits and quarterly reviews, reviewing with the auditors the plan and scope of the audit and audit fees, reviewing internal accounting controls, and monitoring all financial aspects of our operations. During 2002, Messrs. Medeiros, Block and Amber served as members of our audit committee. Our audit committee held two meetings and took action by written consent jointly with our board of directors on two occasions. All of the members of our audit committee are "independent" as defined in the listing standards of the National Association of Securities Dealers.

COMPENSATION OF DIRECTORS

         In June 2002, each of our then non-employee directors received an option to purchase up to 20,000 shares of common stock, with 5,000 shares vesting quarterly starting in September 2002 based upon continuing service on our board of directors. In January 2003, our board of directors determined that non-employee directors should be eligible to receive stock options under our existing stock option plans in the following amounts:

                                                      Shares
                     Position                    Underlying Options
                     --------                    ------------------

                  Director                            100,000
                  Audit Committee                      25,000
                  Compensation Committee               25,000
                  Technology Committee                 25,000

         Accordingly, based on these amounts, and taking into account options that previously had been granted to Messrs. Amber and Rubenstein, the board of directors granted the following options on January 27, 2003:

                      Shares
                    Underlying
      Name           Options          Committee Positions
      ----           -------          -------------------

   Mr. Goldie        150,000   Audit Committee Chairman; Compensation Committee
                                 Member
   Mr. Clark         150,000   Audit Committee Member; Technology Committee
                                 Member
   Mr. Rubenstein    120,000   Audit Committee Member; Compensation Committee
                                 Member
   Mr. Amber          95,000   Compensation Committee Member

         The January 27, 2003 options have an exercise price of $0.6035 per share. Mr. Gregory J. Clark resigned from our board of directors in July 2003, and his option later lapsed.

         Mr. Janes was appointed to our board of directors and audit committee on September 29, 2003 and received on October 8, 2003 an option to purchase up to 125,000 shares of common stock at an exercise price of $0.80 per share. The January 27, 2003 and October 8, 2003 options vested and became exercisable as to 25% of the underlying shares immediately upon their respective dates of grant. The remaining 75% of the shares of common stock underlying those options shall vest and become exercisable in one-third increments immediately following our 2004, 2005 and 2006 annual stockholders' meetings. Those options also contained a vesting acceleration provision that is triggered by a removal of the director without cause or by a disposition of all or substantially all of our assets or business or a disposition of more than 50% of our voting power.

         Historically, our non-employee directors received reimbursement of travel expenses, but did not receive any cash compensation. Beginning February 1, 2003, our non-employee directors became entitled to receive the following annual cash compensation for serving on our board of directors and committees of our board of directors:

                     Annual
      Name         Compensation     Committee Positions
      ----         ------------     -------------------

   Mr. Goldie        $18,000   Audit Committee Chairman; Compensation Committee
                                 Member
   Mr. Clark         $12,000   Audit Committee Member; Technology Committee
                                 Member
   Mr. Rubenstein    $15,000   Audit Committee Member; Compensation Committee
                                 Member
   Mr. Amber         $10,000   Compensation Committee Member

         Directors are reimbursed for expenses incurred in attending board and committee meetings. No additional compensation is paid for attending meetings of committees of our board of directors on which directors serve. Mr. Clark resigned from our board of directors in July 2003. Upon his appointment to our board of directors and audit committee, Mr. Janes became entitled to annual compensation of $10,000 for his service as an audit committee member and board member.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         Messrs. Amber and Rubenstein, and then directors Matthew Medeiros and Bruce Block, served as members of the compensation committee at varying times during 2002. Since January 27, 2003, Messrs. Amber, Rubenstein and Goldie have comprised the compensation committee. Mr. Amber served as our secretary from March 2000 until May 2001. Mr. Amber is a partner in the law firm of Rutan & Tucker, LLP which firm acts as our outside legal counsel but did not receive more than 5% of its 2002 gross revenues from us. None of Messrs. Rubenstein, Medeiros, Block or Goldie has served as an officer or employee of SSP. Prior to joining the board of directors in October 2002, Mr. Rubenstein performed limited consulting services for us, but did not receive more than 5% of his 2002 gross income from us.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table provides information concerning the annual, long-term and other compensation for 2002, 2001 and 2000 earned for services in all capacities as an employee by our then co-chief executive officers and each of our other executive officers who received an annual salary and bonus of more than $100,000 during 2002 (collectively, the "named executive officers"):

                           SUMMARY COMPENSATION TABLE
                                                                               LONG-TERM
                                                                              COMPENSATION
                                             ANNUAL COMPENSATION                 AWARDS
                                             -------------------                 ------
                                                                 OTHER         SECURITIES
       NAME AND                                                  ANNUAL        UNDERLYING       ALL OTHER
PRINCIPAL POSITIONS(1)    YEAR       SALARY          BONUS    COMPENSATION      OPTIONS        COMPENSATION
----------------------    ----       ------          -----    ------------      -------        ------------
Kris Shah,                2002      $142,188 (1)       --      $25,200 (2)       26,250          $3,281 (3)
  Co-Chairman,            2001      $236,908           --      $25,200 (2)           --              --
  Former Co-Chief         2000      $181,375           --      $25,200 (2)           --
  Executive Officer,
  and Secretary

Marvin J. Winkler,        2002      $130,954 (1)       --      $17,979 (4)       26,250              --
  Co-Chairman and         2001       $34,615           --       $6,400 (6)           --              --
  Co-Chief Executive      2000            --
  Officer

Richard M. Depew,         2002      $175,000 (1)(7)    --       $6,000 (5)       26,250              --
  Former President and    2001       $60,333           --       $2,500 (5)      220,000              --
  Chief Operating         2000          --             --           --               --              --
  Officer

Thomas E. Schiff,         2002      $117,989 (1)       --      $14,400 (5)       18,750            $729 (3)
  Executive Vice          2001       $48,096           --       $7,200 (6)       47,512              --
  President and Chief     2000            --           --           --               --              --
  Financial Officer
____________

(1) Messrs. Shah, Winkler and Schiff had their annual salaries reduced by 10% along with all other employees in August 2002, and they deferred payment of additional salary amounts. Beginning August 1, 2002, their annual salaries paid were $87,500, $87,500, and $112,500, respectively. Messrs. Shah and Winkler each deferred payment of salary in the amount of $29,200, which was included in accrued liabilities as of December 31, 2002 and is included in the above table. Beginning in September 2003, Mr. Shah succeeded Mr. Depew as president and chief operating officer and no longer served as our co-chief executive officer. Mr. Schiff became our assistant secretary in October 2002. Also, in November 2003, new employment contracts for Messrs. Shah, Winkler and Schiff became effective and Mr. Shah and Mr. Winkler were paid their deferred salary.

(2)  Represents a $19,200 car allowance and $6,000 in health insurance premiums.

(3) Represents matching company contribution to 401(k) plan on the same terms as were generally made available to all employees.

(4)  Represents a $12,000 car allowance and $5,979 in health insurance premiums.

(5)  Represents car allowance.

(6)  Represents car allowance and $2,400 in health insurance premiums.

(7) In August 2002, Mr. Depew had his annual salary reduced by 10% along with Messrs. Shah, Winkler, Schiff and all other employees, as described in note
     (1) above. When we declined to extend Mr. Depew's employment contract in August 2003, Mr. Depew denied that he had voluntarily agreed to the 10% salary reduction that had been accepted by all of our other employees, and he made a demand for payment of the difference between what he had been paid since August 2002 and the full salary amount stated in his employment contract. Therefore, at the termination of Mr. Depew's employment contract, we paid to him the difference between the $165,156 that was actually paid to him during 2002 (based upon our understanding that Mr. Depew had agreed to both reduce his salary along with all other employees and defer a portion of his compensation otherwise due) and his contractual annual salary of $175,000.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information regarding options granted in 2002 to the named executive officers. We did not grant any stock appreciation rights in 2002. This information includes hypothetical potential gains from stock options granted in 2002. These hypothetical gains are based entirely on assumed annual growth rates of 5% and 10% in the value of our common stock price over the ten-year life of the stock options granted in 2002. These assumed rates of growth were selected by the Securities and Exchange Commission ("Commission") for illustrative purposes only and are not intended to predict future stock prices, which will depend upon market conditions and our future performance and prospects.

                                INDIVIDUAL GRANTS
                                -----------------
                                                 PERCENT
                                                OF TOTAL
                                                 OPTIONS                                POTENTIAL REALIZABLE VALUE
                                  NUMBER OF    GRANTED TO                         AT ASSUMED ANNUAL RATES OF STOCK PRICE
                                 SECURITIES     EMPLOYEES  EXERCISE                  APPRECIATION FOR OPTION TERM (2)
                        GRANT    UNDERLYING     IN FISCAL  PRICE PER  EXPIRATION  --------------------------------------
NAME                    DATE   OPTIONS GRANTED  YEAR (1)     SHARE       DATE          0%           5%           10%
---------------      --------- --------------- ----------- ---------  ----------  -----------  ------------  -----------
Kris Shah..........   8/01/02      26,250 (3)      2.3%    $1.30       8/01/12          --        19,327        50,993
Marvin J. Winkler..   8/01/02      26,250 (3)      2.3%    $1.30       8/01/12          --        19,327        50,993
Richard M. Depew...   8/01/02      26,250 (3)      2.3%    $1.30       8/01/12          --        19,327        50,993
Thomas E. Schiff ..   8/01/02      18,750 (3)      1.6%    $1.30       8/01/12          --        13,789        36,376
____________

(1) Based on options to purchase 1,151,177 shares granted to our employees during 2002.

(2)  Calculated using the potential realizable value of each grant.

(3) The option vested and became exercisable as to 20% of the underlying shares of common stock upon issuance. The option vests and becomes exercisable as to the remaining 80% of the underlying shares of common stock at the rate of 1/48th of the total shares underlying the option per month, commencing September 1, 2002.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

         The following table provides information regarding the number of shares of common stock underlying exercisable and unexercisable stock options held by the named executive officers at December 31, 2002. An option is in-the-money if the fair market value for the underlying securities exceeds the exercise price of the option. None of the options were in-the-money at December 31, 2002, and no options were exercised by the named executive officers during 2002.

                                                              NUMBER OF
                                                        SECURITIES UNDERLYING              VALUE OF UNEXERCISED
                                                       UNEXERCISED OPTIONS AT             IN-THE-MONEY OPTIONS AT
                          SHARES                          DECEMBER 31, 2002                DECEMBER 31, 2002(1)
                         ACQUIRED       VALUE    ---------------------------------   ---------------------------------
NAME                    ON EXERCISE   REALIZED      EXERCISABLE     UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
--------------          -----------   --------   ---------------   ---------------   ---------------   ---------------
Kris Shah.........          --           --            7,438            18,812            --                --
Marvin J. Winkler.          --           --            7,438            18,812            --                --
Richard M. Depew..          --           --           67,438           178,813            --                --
Thomas E. Schiff..          --           --          134,486           121,825            --                --
____________

(1) Based on the last reported sale price of our common stock of $0.59 on December 31, 2002 (the last trading day during 2002) as reported by The Nasdaq National Market, minus the exercise price of the options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     KRIS SHAH

         On March 6, 2003, we executed a three-year employment agreement with Mr. Shah that became effective on November 20, 2003 following the closing of our Series A Convertible Preferred Stock financing on November 19, 2003. The employment agreement replaced a June 9, 1999 employment agreement that had similar terms. The agreement is subject to successive one-year renewals unless, at least 90 days prior to the expiration of the then-current term, either party gives notice of its intention not to renew.

         The agreement provides for a base salary of $210,000 per year for the first twelve-month period, with annual increases in the discretion of our compensation committee. Mr. Shah is entitled to receive bonuses between 0% and 100% of his base salary on a sliding scale based upon our annual revenue and earnings achievement. Mr. Shah is not entitled to a vehicle allowance. However, we will fund the costs of medical benefit plans and dental, disability and life insurance premiums for Mr. Shah and his dependents.

         We are obligated to make payments to Mr. Shah upon termination of employment, depending on the circumstances surrounding the termination. If the agreement is terminated by Mr. Shah pursuant to the notice provision described above, or by us for due cause, or by Mr. Shah in breach of the agreement, Mr. Shah will have the right to exercise all vested stock options, receive his base salary and accrued vacation through the date of termination and receive benefits provided by retirement and benefit plans that are earned and vested through the date of termination.

         If the agreement is terminated by Mr. Shah for good reason, as defined in the agreement, or if we terminate the agreement other than for due cause or due to Mr. Shah's incapacity, death or retirement, he will be entitled to receive his base salary through the end of the month during which the termination occurred, plus credit for any unused vacation and severance payments at his then-current salary during the remainder of the term of the agreement or two years, whichever is longer. He will also be entitled to payment of a prorated incentive bonus for the fiscal year in which the termination occurs, and we will be required to maintain at our expense for his continued benefit all medical and life insurance to which he was entitled immediately prior to the date of termination (or, at Mr. Shah's election, immediately prior to the date of a change in control), for twelve months.

         If the agreement is terminated due to his death or incapacity, his estate or legal representative will be entitled to receive benefits provided by retirement and benefit plans that are earned and vested through the date of termination, a prorated incentive bonus for the fiscal year in which the termination occurs, and base salary payments for six months following the date of termination (less any payments he receives as a result of any disability insurance we maintain for his benefit).

         The agreement contains non-compete, confidentiality and non-disclosure clauses designed to protect our intellectual property. The agreement also contains a provision designed to preclude Mr. Shah from claiming rights to any products or technologies he develops while in our employ or for a two-year period following his termination.

         In addition, the agreement contains indemnification provisions under which we agreed to indemnify Mr. Shah if he is a party to or threatened to be made a party to, or is otherwise involved in any proceeding (other than a proceeding brought by us against him) by reason of the fact that he is or was an officer and/or director of our company or is or was serving at the request of employer as a director, officer, employee or agent of another enterprise, to the fullest extent permitted by Delaware law.

         On August 31, 2003, we issued to Mr. Shah a ten-year option to purchase up to 200,000 shares of common stock at an exercise price of $0.81 per share. The option vested and became exercisable as to 40,000 shares of common stock immediately upon the date of grant and is scheduled to vest and become exercisable as to 1/48th of the total underlying shares each month beginning August 31, 2003.

     MARVIN J. WINKLER

         On March 6, 2003, we executed a contract with Mr. Winkler that contains the same terms and conditions as Mr. Shah's new contract and also became effective on November 20, 2003. On August 31, 2003, we issued to Mr. Winkler a ten-year option to purchase up to 200,000 shares of common stock at an exercise price of $0.81 per share. The option vested and became exercisable as to 40,000 shares of common stock immediately upon the date of grant and is scheduled to vest and become exercisable as to 1/48th of the total underlying shares each month beginning August 31, 2003.

     THOMAS E. SCHIFF

         On April 15, 2003, we executed a contract with Mr. Schiff that contains substantially the same terms and conditions as Mr. Shah's and Mr. Winkler's new contracts and became effective on November 20, 2003, with the following differences:

         o    His base salary is $160,000 per year; and

         o Mr. Schiff's employment is "at will" but his employment agreement contains a severance provision that provides that if Mr. Schiff's employment is terminated other than for cause, we are obligated to pay to him $160,000 in twelve equal monthly installments.

         On August 31, 2003, we issued to Mr. Schiff a ten-year option to purchase up to 150,000 shares of common stock at an exercise price of $0.81 per share. The option vested and became exercisable as to 30,000 shares of common stock immediately upon the date of grant and is scheduled to vest and become exercisable as to 1/48th of the total underlying shares each month beginning August 31, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On January 2, 2000, we entered into a lease agreement for our principal executive offices with KRDS, Inc. Kris Shah, our co-chairman of the board who is also the majority stockholder and a director of KRDS, Inc. As of November 1, 2003, the Company owed KRDS a total of $213,311 under this lease, of which $178,145 was for rent and $7,126 was for late charges. We also pay the real property taxes and building insurance for the facility and as of November 1, 2003 had accrued $12,949 for taxes and $15,091 for insurance. KRDS is owned by Kris Shah and his brothers. In April 2002, we and KRDS entered into an agreement whereby, upon 60 days' notice, we or KRDS may cancel the remaining balance of the facility lease with no future liability beyond the date of termination.

         Mr. Shah owned 1,400,000 shares of common stock of BIZ that were converted into 665,174 shares of our common stock upon consummation of the acquisition of BIZ on August 24, 2001. Prior to the BIZ acquisition, Mr. Shah purchased shares of BIZ common stock. Part of the consideration consisted of a promissory note from Mr. Shah with a stated interest rate of 5% per annum and a maturity date of July 24, 2005. On April 12, 2002, in a transaction approved by our board of directors, Mr. Shah prepaid the note by paying $347,224. We recorded a discount of $152,776 that was charged against income in the second quarter of 2002. The discount was computed based upon a present value calculation using a discount rate of 20%.

         In October 2000, we signed a development agreement with Wave Systems Corp ("Wave"), for the integration of EMBASSY-based systems with set-top box master reference designs of Broadcom Corporation. Wave owned approximately 16.1% of our issued and outstanding common stock as of November 7, 2003. To conserve cash and settle our liability under the development agreement, we entered into termination and mutual release agreement effective as of September 30, 2002
                                       13
under which we issued to Wave 1,600,000 shares of our common stock and a $270,000 non-interest bearing promissory note that we converted into 200,000 shares of common stock on December 13, 2002 at the initial conversion rate of $1.35 per share. In September 2003, we registered for resale by Wave on Form S-3 the 1,800,000 shares of common stock issued in connection with the settlement.

During 2001, we arranged for the lease of two buildings that were under construction and were subsequently completed in the Spectrum area of Irvine, California, from an entity that was partially owned by our co-chairman, Mr. Shah until August 2002. On one building, we sublet one-half of the building on terms and conditions matching the underlying lease. The sublease was with a related party company owned by our co-chairman, Mr. Winkler. In October 2002, we restructured our lease obligations with landlord, Research Venture, LLC, for the two Spectrum buildings. The restructuring required the cancellation of the sub-lease with the company owned by Mr. Winkler. Until August 2002, Mr. Shah had an ownership interest in Research Venture, LLC.

         On July 31, 2001, Chase Manhattan Bank, or Chase, advanced $1,000,000 to Marvin J. Winkler, who was the founder of BIZ and who later became our co-chairman. Mr. Winkler then advanced that amount to BIZ for the re-purchase of preferred stock held by an investor in BIZ. Mr. Winkler executed a $1.0 million demand note with Chase and BIZ executed a $1.0 million demand note due September 15, 2001 with JAW, an entity controlled by Mr. Winkler. The demand note contained an interest charge of prime plus 1% through the maturity date and prime plus 3% after the maturity date. On October 11, 2001, we made a principal payment of $30,000, paid accrued interest, and executed a new promissory note to JAW for $970,000. The terms of the promissory note called for interest at prime plus 3% payable monthly, together with five monthly payments of principal in the amount of $160,000 and one final payment on April 15, 2002 in the amount of $170,000. The promissory note provided Chase a security interest in the shares of Class A Common Stock of Wave that were owned by us and, subject to Chase's loan security guidelines, the rights to proceeds from any sales of those shares. On March 8, 2002, the promissory note was paid in full ahead of scheduled maturity.

         On December 18, 2001, we issued and sold convertible promissory notes to four individuals, in the aggregate principal amount of $2,500,000. Messrs. Shah and Winkler each purchased a note in the principal amount of $375,000 in this transaction. Their $375,000 notes bore interest at 8% per annum, initially were convertible into shares of our common stock at $3.60 per share and were due and payable on December 31, 2005. Messrs. Shah and Winkler waived their right to have the conversion price of these notes reduced to $1.00 per share in order to assist us in closing our private placement of April 2002 Notes and April 2002 Warrants. On April 16, 2002, we issued to Messrs. Shah and Winkler non-convertible unsecured promissory notes due December 31, 2005 in the principal amounts of $152,776 and $500,000, respectively, in connection with loans to us made by each of them. These notes bore interest at an annual rate of 10%. In June 2002, Messrs. Shah and Winkler exchanged all four of these notes, together with accrued but unpaid interest, for 419,119 and 690,257 shares of our common stock, respectively, at an above-market price of $1.30 per share.

         Mr. Amber, one of our directors, served as our secretary from March 2000 until May 2001. Mr. Amber is a partner in the law firm of Rutan & Tucker, LLP, which firm acts as our outside legal counsel but did not receive more than 5% of its 2002 gross revenues from us.

         Under a Securities Purchase, Registration Rights and Security Agreement dated as of April 16, 2002, we issued an aggregate of $5,796,111 of secured convertible promissory notes due December 31, 2005 ("April 2002 Notes") and warrants to purchase an aggregate of 3,477,666 shares of our common stock ("April 2002 Warrants") to six accredited investors in a private offering. The investors included, among others, Crestview Capital Fund, L.P., Crestview Capital Fund II, L.P. and Crestview Offshore Fund, Inc., which are three investments funds controlled by Kingsport Capital Partners, LLC ("Kingsport"), and also included Richard P. Kiphart. At the initial conversion and exercise prices, the April 2002 Notes and April 2002 Warrants beneficially owned by each of Mr. Kiphart and Kingsport were convertible for or exercisable into more than 5% of our outstanding shares of common stock if 4.999% beneficial ownership limitations contained in those securities had been disregarded.

         We issued the April 2002 Notes and April 2002 Warrants in exchange for $4,000,000 in cash and the cancellation of $1,796,111 of our outstanding 8% subordinated convertible notes dated December 18, 2001. The cancelled notes included a $1,500,000 note held by Mr. Kiphart. As discussed with regard to proposal 3 contained in this proxy statement, in conjunction with the November 19, 2003 closing of a private placement in which we issued shares of Series A Convertible Preferred Stock and related warrants ("Series A financing"), certain of the April 2002 Notes were exchanged for other securities. Also as described in proposal 3, the April 2002 Warrants were either repriced concurrently with the closing of the Series A financing or were repriced and exercised on a cashless basis prior to the closing of the Series A financing. The April 2002 Warrants are three-year warrants that, as of the closing of the Series A financing, had an exercise price equal to $1.25 per share and contain a cashless exercise provision.

         A total of $1,986,444 in principal amount of April 2002 Notes, held by Mr. Kiphart, Crestview Capital Fund, L.P., Crestview Capital Fund II, L.P. and one other investor, remained outstanding following the closing of the Series A financing. The retained April 2002 Notes are secured by all of our assets, mature on December 31, 2005 and bear interest at an annual rate of 10% payable quarterly in arrears in cash, or at our discretion, in shares of common stock at a price based upon the average of the closing sale prices of our common stock for the 30-day period ending on the day prior to the interest due date. We are subject to restrictive covenants related to the April 2002 Notes that prevent us from pledging intellectual property as collateral.

         The principal balance of each April 2002 Note is convertible into shares of our common stock at the election of the holder at the initial conversion price of $1.00 per share. The outstanding principal balances of the April 2002 Notes and, at our option, any accrued and unpaid interest, automatically will convert into shares of common stock at the then-applicable conversion price if, prior to maturity, our common stock trades at or above $3.00 per share with average volume of 100,000 shares per day for 20 consecutive trading days and the registration statement that we filed to cover the resale of shares of common stock underlying the April 2002 Notes remains effective throughout each day of the 20 trading day period.

         In October 2002, we entered into a financing arrangement with Bay View Funding that included a factoring agreement that contained a maximum advance of $750,000. In conjunction with the arrangement, Messrs. Shah and Winkler executed validity guarantees but were not compensated by us for executing those guarantees.

         On November 14, 2002, we issued $500,000 in principal amount of secured subordinated promissory notes to Mr. Kiphart, Crestview Capital Fund, LP. and Crestview Capital Fund II, L.P. The notes were to be secured by all unencumbered assets of SSP and its subsidiaries and bore interest at 30% per annum. Principal and interest under the notes were due upon the sooner of November 13, 2003 and our raising of at least $3,500,000 in equity or debt financing. After the notes had been outstanding for more than six months, the notes became convertible into shares of our common stock at a conversion price of $1.30 per share. In conjunction with the issuance of the notes, we issued to the note holders three-year warrants to purchase up to an aggregate of 100,000 shares of common stock at $1.30 per share. The warrants contained a cashless exercise provision. In conjunction with the September Bridge (as described in proposal 3 contained in this proxy statement), these warrants were repriced to an exercise price of $0.50 per share and then exercised on a cashless basis.

         In January 2003, holders of April 2002 Notes and Wave executed a waiver and acknowledgment that approved grants of stock options to non-employee members of our board of directors at a price equal to 85% of the last sale price of our common stock on the day preceding the grant date. The investors acknowledged that the option grants would not conflict with or violate our agreements together with any related instruments or agreements with those investors. Additionally, the investors acknowledged that the grant and exercise of the options would not trigger any anti-dilution or other adjustment or penalty provisions contained in their agreements with us.

         On January 22, 2003, we issued to Mr. Kiphart a $500,000 promissory note that bore interest at a rate of 15% per year, payable quarterly, with a minimum interest charge of $50,000. Principal and accrued but unpaid interest were due upon the earlier of December 31, 2005 and our closing of a $5,000,000 or more equity or debt financing. The note was to be secured by all of the unencumbered assets of SSP and its subsidiaries, including without limitation, intellectual property assets and any and all receivables due to the Company from SSP Gaming. Mr. Kiphart exchanged the note for securities issued in the Series A financing, as described in proposal 3. Because we had not repaid the note prior to June 30, 2003, we issued to Mr. Kiphart a three-year warrant to purchase up to 125,000 shares of common stock at an exercise price of $1.30 per share. In conjunction with the September Bridge, this warrant was repriced to $0.50 per share and then exercised on a cashless basis.

         On March 18, 2003 and March 19, 2003, we issued to each of Crestview Capital Fund II, L.P. and Richard P. Kiphart $100,000 promissory notes that were to be secured by all of our assets, including SSP Gaming and any rights belonging to SSP Gaming. In addition, on March 28, 2003, Marvin Winkler agreed to pledge 350,000 shares of common stock held by JAW Financial, L.P. as security for the notes we issued on March 18, March 19 and March 28, 2003. The notes bore interest in an amount equal to the following percentage of the principal balance: 10%, if the notes were repaid within 30 days; 12%, if the notes were repaid within 60 days; 15%, if the notes were repaid within 90 days; and 20%, if the notes were repaid at maturity. Principal and interest under the notes were due upon the sooner of 120 days from the dates of the notes and our raising of at least $3,500,000 in equity or debt financing. These notes were exchanged for securities in the Series A financing, as described in proposal 3. Each of these notes was accompanied by a five-year warrant to purchase up to 50,000 shares of common stock at an exercise price of $0.70. In conjunction with the September Bridge, these warrants were re-priced to $0.50 per share and exercised on a cashless basis.

         On March 28, 2003, we issued to Mr. Kiphart, Crestview Capital Fund II, L.P., Mr. Shah and Mr. Winkler promissory notes in the aggregate principal amount of $440,000. The notes were to be secured by all of our assets and the assets of SSP Gaming. In addition, Mr. Winkler agreed to pledge 350,000 shares of common stock held by JAW Financial, L.P. as security for the notes we issued on March 18, March 19 and March 28, 2003. The notes bore interest at the rate of 18% per year, with interest payable in cash monthly in arrears. Principal and accrued but unpaid interest under the notes were due upon the sooner of July 26, 2003 or our raising of $3,500,000 in equity or debt financing. The notes were exchanged for securities issued in the Series A financing, as described in proposal 3. The notes were accompanied by five-year warrants to purchase up to an aggregate of 230,000 shares of common stock. The exercise price of the warrants was to be equal to the greater of $0.70 per share or the conversion price of securities we contemplated issuing in a proposed financing, not to exceed $1.30 per share. The warrants contained a cashless exercise provision. In conjunction with the September Bridge, these warrants were repriced to an exercise price of $0.50 per share and exercised on a cashless basis. The promissory notes purchased by Messrs. Shah and Winkler were paid off following the closing of the Series A financing. The warrants received by Messrs. Shah and Winkler were exercised on a cashless basis immediately after their per share exercise prices were set at $0.50 on October 21, 2003, as described in proposal 3.

         We were a party to an employment agreement with Richard M. Depew, our former president and chief operating officer, from August 16, 2001 through August 31, 2003. In exchange for his services as our president and chief operating officer, Mr. Depew was entitled to an annual base salary of $175,000 and to an incentive bonus payable each year in an amount equal to the product of $100,000 multiplied by a percentage calculated by our board of directors, which percentage was based upon our stock price, total revenues and net income before taxes. However, effective August 1, 2002, Mr. Depew's base salary was reduced to

$148,750 in connection with a 10% reduction of annual salaries of all employees and executive officers, as described in the footnotes to the Summary Compensation Table above. Subsequent to August 1, 2002, we accrued deferred compensation related to Mr. Depew that totaled $3,650 as of December 31, 2002 and was included in accrued liabilities for 2002. Mr. Depew also received an option to purchase up to 220,000 shares of common stock under our Amended and Restated 1999 Stock Option Plan at an exercise price equal to $3.14 per share, the closing price of a share of our common on August 16, 2001. A total of 20,000 of these shares vested on August 16, 2001, and the remaining shares were to vest 20% annually over five years commencing one year from the grant date. The term of Mr. Depew's employment agreement expired without extension on August 31, 2003.

         When we declined to extend Mr. Depew's employment contract in August 2003, Mr. Depew denied that he had voluntarily agreed to the 10% salary reduction that had been accepted by all of our other employees, and he made a demand for payment of the difference between what he had been paid since August 2002 and the full salary amount stated in his employment contract. Therefore, at the termination of Mr. Depew's employment contract, we paid to him the difference between the $165,156 that was actually paid to him during 2002 (based upon our understanding that Mr. Depew had agreed to both reduce his salary along with all other employees and defer a portion of his compensation otherwise due) and his contractual annual salary of $175,000.

         We are or have been a party to employment and consulting arrangements with related parties, as more particularly described above under the heading "Employment Contracts and Termination of Employment and Change-in-Control Arrangements." We have also paid compensation to our directors and executive officers as described above under the headings "Compensation Committee Interlocks and Insider Participation in Compensation Decisions," "Compensation of Directors," and "Compensation of Executive Officers."

         We engaged in other transactions with related parties as described in proposal 3. The interest of the particular director, executive officer or security holder in each matter described above and in proposal 3 was disclosed to our board of directors before our board of directors approved the matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of the close of business on November 7, 2003, which is the record date, a total of 28,444,371 shares of our common stock were outstanding. The following table sets forth information as of that date regarding the beneficial ownership of our common stock by:

         o    each of our directors and director nominees;

         o each of our current executive officers who is named in the summary compensation table;

         o all of our directors, director nominees and executive officers as a group; and

         o each person known by us to beneficially own 5% or more of the outstanding shares of our common stock as of the date of the table.

         Except as indicated below, the address for each named beneficial owner is the same as ours. The inclusion of shares in this table as beneficially owned is not an admission of beneficial ownership. Percentages shown as an asterisk represent less than 1.00%.

                                                                                   BENEFICIAL OWNERSHIP
                                                                                      OF COMMON STOCK
                                                                                 NUMBER        PERCENTAGE OF
NAME OF BENEFICIAL OWNER                                                        OF SHARES      COMMON STOCK
------------------------                                                        ---------      ------------
Kris Shah..........................................................            5,844,922          20.49%
Marvin J. Winkler..................................................            5,778,034          20.26%
Thomas E. Schiff...................................................              398,617           1.39%
Gregg Amber........................................................               94,045             *
Joel K. Rubenstein.................................................               53,000             *
Ron R. Goldie......................................................               37,500             *
David A. Janes.....................................................               31,250             *
Wave Systems Corp..................................................            4,585,583          16.12%
Harris A. Toibb....................................................            1,648,000           5.79%
Richard P. Kiphart.................................................            2,185,265           7.62%
Kingsport Capital Partners, LLC....................................            1,452,665           4.99%
All directors, director nominees and executive officers as a                  12,237,368          42.06%
    group (7 persons)..............................................

     GENERAL

         Beneficial ownership is determined in accordance with Rule 13d-3 promulgated by the Commission, and generally includes voting or investment power with respect to securities. Except as indicated below, we believe each holder possesses sole voting and investment power with respect to all of the shares of common stock owned by that holder, subject to community property laws where applicable. In computing the number of shares beneficially owned by a holder and the percentage ownership of that holder, shares of common stock subject to options or warrants or underlying notes held by that holder that are currently exercisable or convertible or are exercisable or convertible within 60 days after the date of the table are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group.

     KRIS SHAH

         The shares beneficially owned by Kris Shah include:

         o 435,301 shares held by the Chandra L. Shah Trust, of which Mr. Shah is the trustee;

         o 435,301 shares held by the Leena Shah Trust, of which Mr. Shah is the trustee;

         o 4,898,940 shares held by the Kris and Geraldine Shah Family Trust, of which Mr. Shah and his wife are the trustees and beneficiaries; and

         o    75,380 shares underlying common stock purchase options.

     MARVIN J. WINKLER

         The shares beneficially owned by Marvin J. Winkler include:

         o 5,702,654 shares held of record by JAW Financial, L.P., a limited partnership of which JAW Lending, Inc. is the general partner; Mr. Winkler is the president, secretary and beneficial owner of all of the outstanding securities of JAW Lending, Inc.; Mr. Winkler is deemed to share with JAW Lending, Inc. and JAW Financial, L.P. the voting and dispositive power over the shares held of record by JAW Financial, L.P; and

         o    75,380 shares underlying common stock purchase options.

     OTHER EXECUTIVE OFFICERS AND DIRECTORS

         The shares beneficially owned by all of our directors and executive officers as a group include the shares listed above as beneficially owned by Mr. Shah and Mr. Winkler and 497,117 shares underlying options that are beneficially owned as follows:

         o    Thomas E. Schiff - 289,617 shares underlying options;

         o    Gregg Amber - 88,750 shares underlying options;

         o    Joel K. Rubenstein - 50,000 shares underlying options;

         o    Ron R. Goldie - 37,500 shares underlying options; and

         o    David A. Janes - 31,250 shares underlying options.

     WAVE SYSTEMS CORP.

         Power to vote or dispose of the shares beneficially owned by Wave Systems Corp. is held by each of John Bagalay, Jr., Ph.D., as chairman, Steven Sprague, as president and chief executive officer, and Gerard Feeney, as chief financial officer. The address for Messrs. Bagalay, Sprague and Feeney is c/o Wave Systems Corp., 480 Pleasant Street, Lee, Massachusetts 01238.

     HARRIS A. TOIBB

         The address for Mr. Toibb is 307 21st Street, Santa Monica, California 90402.

     RICHARD P. KIPHART AND KINGSPORT CAPITAL PARTNERS, LLC

         As described in proposal 1 of this proxy statement under the heading "Certain Relationships and Related Transactions," as of the record date, each of Richard P. Kiphart and Kingsport Capital Partners, LLC beneficially owned outstanding shares of common stock and shares of common stock underlying notes and warrants that we issued in various private placement transactions during 2002 and 2003.The address for Mr. Kiphart is c/o William Blair & Company, 222 West Adams Street, Chicago, Illinois 60606.

         The shares shown in the table above as beneficially owned by Kingsport Capital Partners, LLC are outstanding shares of common stock and shares of common stock issuable upon conversion of notes and upon exercise of warrants held of record by three funds controlled by Kingsport Capital Partners, LLC. Power to vote or dispose of the shares beneficially owned by Kingsport Capital Partners, LLC is held by Stewart Flink and Richard Levy. The address for Mr. Flink and Mr. Levy is c/o Kingsport Capital Partners, LLC, 95 Revere Drive, Suite F, Northbrook, Illinois 60062.

         The April 2002 Notes, April 2002 Warrants and September Bridge warrants that were beneficially owned by Mr. Kiphart and Kingsport Capital Partners, LLC as of the date of the table prohibited conversion of those notes or exercise of those warrants to the extent that the conversion or exercise would have resulted in the holder, together with its affiliates, beneficially owning in excess of 4.999% of our outstanding shares of common stock, unless the holder gave us 61 days' prior written notice or, in the case of the April 2002 Notes and April

2002 Warrants, unless we were subject to a change in control. These limitations did not preclude a holder from converting or exercising an April 2002 Note or April 2002 Warrant and then selling the underlying shares in stages over time where each stage did not cause the holder and its affiliates to beneficially own shares in excess of the limitation amounts. As of the date of the table, the 4.999% limitations were in effect. As a result, the numbers of shares shown in the table as beneficially owned by Mr. Kiphart and Kingsport Capital Partners, LLC have been limited.

         The number of shares shown in the table as beneficially owned by Mr. Kiphart includes only 1,954,496 outstanding shares of common stock and 230,769 shares of common stock underlying a convertible promissory note dated November 14, 2002, and excludes an additional 5,322,530 shares of common stock underlying September Bridge warrants, April 2002 Notes and April 2002 Warrants due to beneficial ownership limitations. If the beneficial ownership limitations had not been in effect, Mr. Kiphart would have beneficially owned a total of 7,507,795 shares of our common stock, or 22.08% of our outstanding shares of common stock when calculated in accordance with Rule 13d-3.

         The number of shares shown in the table as beneficially owned by Kingsport Capital Partners, LLC includes only 837,906 outstanding shares of common stock and 153,846 shares of common stock underlying convertible promissory notes dated November 14, 2002, and includes an additional 460,913 of the total 2,177,501 shares of common stock underlying September Bridge warrants, April 2002 Notes and April 2002 Warrants due to beneficial ownership limitations. If the beneficial ownership limitations had not been in effect, Kingsport Capital Partners, LLC would have beneficially owned a total of 3,169,253 shares of our common stock, or 10.30% of our outstanding shares of common stock when calculated in accordance with Rule 13d-3.

     ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

        The number shown in the table as beneficially owned by all directors and executive officers as a group includes 11,589,491 outstanding shares of common stock and 647,877 shares of common stock underlying options.

POTENTIAL CHANGE IN CONTROL

        As described in proposal 3, a substantial number of shares of our common stock will potentially become issuable upon conversion of derivative securities issued to investors and the placement agent and exchange agent in the Series A financing and other recent transactions if our stockholders approve proposal 3. If beneficial ownership limitations are waived or otherwise become inoperative, the holders of those derivative securities may collectively be in a position to effectuate a change of control by converting their notes into, and exercising their warrants for, a number of shares of our common stock that represents in excess of 50% of our voting power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and the regulations thereunder require the directors, executive officers and persons who beneficially own more than 10% of a registered class of our equity securities ("reporting persons") to file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities, and to furnish us with copies of all reports that they file.

         Based solely upon a review of copies of the reports furnished to us during our fiscal year ended December 31, 2002 and thereafter, or any written representations received by us from reporting persons that no other reports were required, we believe that, all Section 16(a) filing requirements applicable to our reporting persons during 2002 were met except that Wave Systems Corp. filed two late Form 4s to report three transactions.

BOARD AUDIT COMMITTEE REPORT

         The audit committee of our board of directors reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and reviewed and discussed our audited financial statements, both with and without management present. In addition, the audit committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Based upon the audit committee's review and discussions with management, the audit committee recommended to our board of directors that our audited financial statements be included in our annual report on Form 10-K for fiscal year 2002, for filing with the Commission. The audit committee also recommended reappointment of the independent auditors and our board of directors concurred in that recommendation.

                                                AUDIT COMMITTEE:

                                                Ron R. Goldie
                                                David A. Janes
                                                Joel K. Rubenstein

VOTE REQUIRED

         Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, which means that the two candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

                                   PROPOSAL 2
                          RATIFICATION AND APPROVAL OF
               SECOND AMENDED AND RESTATED 1999 STOCK OPTION PLAN

INTRODUCTION

         Subject to ratification and approval by our stockholders, our board of directors has unanimously approved a Second Amended and Restated 1999 Stock Option Plan ("Proposed Plan") through which our Amended and Restated 1999 Stock Option Plan ("Existing Plan," and together with the Proposed Plan, the "Plans") is proposed to be amended and restated in order to:

         o increase the number of shares of common stock authorized for issuance from 4,000,000 to 10,000,000;

         o provide our board of directors or the committee that administers the Proposed Plan added flexibility with regard to post-employment exercises of plan options (including options granted to our executive officers or directors);

         o clarify the classes of persons eligible to participate in the Proposed Plan; and

         o make other changes as are necessary or desirable to ensure the Proposed Plan is in compliance with existing rules and regulations.

         Our board of directors believes that the adoption of the Proposed Plan is in our best interest because it will strengthen our ability to attract and retain qualified employees and will furnish additional incentive to those persons who contribute to and are responsible for our success, enhancing stockholder value as a result.

         The following is a general summary of the Proposed Plan, which is qualified in its entirety by reference to the full text of the Proposed Plan, attached to this proxy statement as Appendix A.

SHARES SUBJECT TO THE EXISTING PLAN AND THE PROPOSED PLAN

         A total of 4,000,000 shares of our common stock are authorized for issuance under the Existing Plan. If our stockholders approve the Proposed Plan, the maximum number of shares that may be issued upon exercise of stock options that may be granted under the Proposed Plan will be 10,000,000 shares. As under the Existing Plan, any shares of our common stock that are subject to an option but are not used because the terms and conditions of the option are not met, or any shares used by participants to pay all or part of the purchase price of any option may again be used for awards under the Proposed Plan. The number of shares issuable under the Plans and the exercise prices of options under the Plans are subject to proportional adjustments to reflect stock splits, stock dividends, mergers, consolidations and similar events.

ELIGIBILITY FOR PARTICIPATION

         Options granted under the Plans may be either incentive stock options, which are intended to qualify for special tax treatment under Section 422 of the Internal Revenue Code ("Code"), or nonqualified stock options. Employees, including our officers and directors who are employees, may be granted incentive or nonqualified stock options. However, members of our board of directors who are not officers or employees, and consultants to our company may only be granted nonqualified stock options.

         As of November 12, 2003, approximately 71 persons were eligible to participate in the Existing Plan and would have been eligible to participate in the Proposed Plan if stockholder approval of the Proposed Plan ("Plan Approval") had been obtained as of that date. As of November 12, 2003, options to purchase 3,742,345 shares of common stock were outstanding under the Existing Plan, 257,655 shares were available for future stock option grants under the Existing Plan, 6,257,655 shares would have been available for issuance under the Proposed Plan if Plan Approval had been obtained. As of November 12, 2003, the aggregate fair market value of shares of common stock subject to outstanding options under the Existing Plan was approximately $5,388,977 based upon the closing sale price of our common stock ($1.44) reported on The Nasdaq Stock Market on that date.

ADMINISTRATION

         A committee of our board of directors is to administer the Plans. However, our board of directors may act as the committee at any time or from time to time. Subject to the terms of the Plans, the administrator determines the persons who are to receive awards, the number of shares subject to each such award, and the terms and conditions of such award.

EXERCISE AND TRANSFER OF OPTIONS

         The committee determines whether each option granted under the Plans is exercisable in whole or in consecutive installments, cumulative or otherwise, except that under the Proposed Plan, each option granted to an optionee who is not an officer, director or consultant of us or our affiliate must provide for the right to exercise at the rate of at least 20% per year over five years from the date the option is granted, subject to reasonable conditions such as continued employment.

         The exercise price of any incentive stock option granted under the Plans may not be less than the fair market value of the shares of common stock underlying such option, determined as of the date of the grant. If an eligible employee possesses at least 10% of the total combined voting power of all classes of our stock at the time of grant of an incentive stock option, the exercise price may not be less than 110% of the fair market value of the common stock underlying the option, determined as of the date of the grant.

         The exercise price of nonqualified stock options granted under the Plans may not be less than 85% of the fair market value of the common stock underlying the option. The exercise price of an option may be paid in cash or, at the discretion of the committee, through the delivery of other shares of our common stock. The committee may provide for other methods of payment upon the exercise of an option.

         The Proposed Plan provides that options granted under the Proposed Plan are nontransferable other than by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor, or by gift to immediate family.

EXPIRATION OF OPTIONS

         No option granted under the Plans may be made exercisable after the expiration of ten years from the date the option is granted. In addition, any option granted to an eligible employee who possesses at least 10% of the total combined voting power of all classes of our stock at the time that an incentive stock option is granted, may not be made exercisable after the expiration of five years from the date of the grant. Subject to certain exceptions described in the Plans, options may terminate before their expiration as described below.

         Before the expiration date of an option, the option is exercisable (to the extent vested) by an eligible employee or eligible director or consultant while that person continues to be employed by, or is performing services for, us or our subsidiaries. Except as described below, all options granted under the Plans to any eligible employee will terminate and may no longer be exercised if the employee optionee ceases to be an employee of our company. However, the committee may alter the termination date of an option if the employee optionee transfers to an affiliate of our company or, under the Proposed Plan, the committee may alter the termination date of an option under other appropriate circumstances determined by the committee in its sole discretion, consistent with applicable laws, rules and regulations.

         Upon the termination of an eligible employee's employment or the termination of an eligible director or consultant's relationship with us or our subsidiaries (other than termination by death, by disability, or by involuntary dismissal for cause or voluntary resignation in violation of any agreement to remain in our employ), an option may be exercised (to the extent exercisable at the date of termination) within the earlier of three months after the termination of employment or relationship, or the expiration date of the option as provided in the option agreement.

         If an eligible employee's employment or eligible director or consultant's relationship with us or our subsidiaries terminates by reason of disability, the option may be exercised (to the extent exercisable at the date of termination) until the earlier of (a) twelve months following the termination or (b) the expiration date of the option. Following the death of an eligible employee or eligible director or consultant, the option may be exercised (to the extent exercisable at the date of death) by the optionee's estate until the earlier of (x) twelve months from the date of death or (b) the expiration date of the option.

         If an eligible employee or eligible director or consultant is terminated for cause, or voluntarily resigns in violation of any agreement to remain in our employ, his or her option will terminate immediately. Options that are not exercisable by an eligible employee or eligible director or consultant at the time of termination of employment or termination of relationship with us or our subsidiaries will terminate as of the date of termination of employment or relationship.

AMENDMENTS

         Our board may amend, suspend or terminate the Plans without notice and in its sole discretion. No amendment, suspension, or termination of the Plans by the board, however, shall materially impair any option previously granted under the 1999 Plan without the express written consent of the optionee. In addition, our stockholders must approve any amendment that materially increases the number of shares, increases the benefits, modifies the eligibility requirements or alters the method for determining the option exercise price.

TERM OF THE PLANS

         Unless terminated earlier as provided in the Plans, the Plans will terminate on February 9, 2009, which is ten years from the date the Existing Plan was adopted by the board.

FEDERAL INCOME TAX INFORMATION

     INCENTIVE STOCK OPTIONS

         Upon the grant of an incentive stock option, the optionee will not recognize any taxable income and we will not be entitled to a tax deduction. Upon the exercise of an incentive stock option while the optionee is employed by us or a subsidiary of ours, or within three months after termination of employment, the optionee will not recognize taxable income if certain holding period requirements under the Code are met; however, under certain circumstances, the excess of the fair market value of the shares of common stock acquired upon an exercise over the exercise price may be subject to the alternative minimum tax.

         If the shares of common stock acquired through the exercise of an incentive stock option are held for at least two years from the date of grant and at least one year from the date of exercise, the optionee's gain or loss upon a disposition of those shares of common stock will be a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If the optionee satisfies these holding periods, upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If the shares are disposed of prior to the expiration of these holding periods, the optionee will recognize ordinary income on certain amounts in excess of the option price and we will be entitled to a corresponding tax deduction.

     NONQUALIFIED STOCK OPTIONS

         Upon the grant of a nonqualified stock option, the optionee will not recognize any taxable income. Upon the exercise of a nonqualified stock option, the optionee will recognize taxable ordinary income in an amount equal to the difference between the fair market value of the shares of common stock acquired upon exercise, and the exercise price. At that time, we will be entitled to a corresponding tax deduction. Upon a subsequent disposition of shares of common stock acquired upon the exercise of a nonqualified option, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of those shares.

         THE SUMMARY OF FEDERAL INCOME TAX INFORMATION SET FORTH ABOVE IS FOR GENERAL REFERENCE ONLY AND DOES NOT PURPORT TO COVER ALL FEDERAL INCOME TAX CONSEQUENCES THAT MAY APPLY TO ALL CATEGORIES OF OPTIONEES OR STOCKHOLDERS. ALL OF OUR OPTIONEES AND STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE PARTICULAR FEDERAL, FOREIGN, STATE AND LOCAL TAX CONSEQUENCES OF THE OPTION GRANTS TO THEM.

POSSIBLE ANTI-TAKEOVER EFFECTS

         Although not intended as an anti-takeover measure by our board of directors, one of the possible effects of the Plans could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of our directors and key employees. These persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of an attempt.

NEW PLAN BENEFITS

         As stated above, the committee has the authority to determine the amounts, terms and grant dates of options to be granted in the future to eligible employees or eligible directors or consultants under the Plans. To date, no such determinations have been made and, as a result, it is not possible to state such information.

ADDITIONAL INFORMATION REGARDING OPTIONS GRANTED UNDER THE EXISTING PLAN

         Set forth below is information regarding the number of options that we have granted to date (including options that have been forfeited), under the Existing Plan to:

         o each of the named executive officers in the summary compensation table contained elsewhere in this proxy statement;

         o    all of our current executive officers as a group;

         o all of our current directors who are not executive officers as a group;

         o    each nominee for election as a director;

         o each associate of any executive officer, director or nominee for election as a director;

         o each other person who has received 5% or more of all options that have been granted under the Existing Plan; and

         o all employees (including all current officers who are not executive officers) as a group.

                                                                                   Number of Options
                                                                                     Granted Under
               Name                               Title                              Existing Plan
               ----                               -----                              -------------
         Marvin J. Winkler            Co-Chairman, Director and Chief
                                        Executive Officer                                226,250

         Kris Shah                    Co-Chairman, Director, President,
                                        Chief Operating Officer and
                                        Secretary                                        226,250

         Thomas E. Schiff             Executive Vice President, Chief
                                        Financial Officer and Assistant
                                        Secretary                                        168,750

         All current executive
           officers, as a group                                                          621,250

         Gregg Amber                  Director Nominee                                   163,000

         Joel K. Rubenstein           Director Nominee                                   140,000

         All current directors who
           are not executive
           officers, as a group                                                          578,000

         Robert J. Gray               Recipient of Options to Purchase 5%
                                        or More of Options Granted Under
                                        the Existing Plan                                187,550

         All employees (including all
           current officers who are
           not executive officers),
           as a group                                                                  2,372,321


EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2002.

                                                                                              NUMBER OF SECURITIES
                                                                                             REMAINING AVAILABLE FOR
                                       NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE         FUTURE ISSUANCE UNDER
                                       BE ISSUED UPON EXERCISE        EXERCISE PRICE           EQUITY COMPENSATION
                                           OF OUTSTANDING         OF OUTSTANDING OPTIONS,       PLANS (EXCLUDING
                                          OPTIONS, WARRANTS              WARRANTS             SECURITIES REFLECTED
     PLAN CATEGORY                           AND RIGHTS                 AND RIGHTS               IN COLUMN (A))
     -------------                           ----------                 ----------               --------------
                                                 (a)                        (b)                        (c)
Equity compensation plans approved              2,038,888 (1)             $2.40                    3,094,269 (2)
  by security holders

Equity compensation plans not
  approved by security holders                         --                 --                              --

     Total                                      2,038,888                 $2.40                    3,094,269
____________

     (1) Represents shares of common stock underlying options that were outstanding under our 1998 Stock Option Plan, our Amended and Restated 1999 Stock Option Plan, and the BIZ Interactive Zone, Inc. 2000 Stock Option Plan.

     (2) Represents shares of common stock available for issuance under options that may then have been issued under our 1998 Stock Option Plan, our Amended and Restated 1999 Stock Option Plan, the BIZ Interactive Zone, Inc. 2000 Stock Option Plan, and the 2001 Employee Stock Purchase Plan.

VOTE REQUIRED

         Approval of this proposal requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on this proposal.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 3
    APPROVAL OF THE ISSUANCE OF SECURITIES IN CERTAIN FINANCING TRANSACTIONS

BACKGROUND

         In October 2002, we anticipated a need for additional capital, primarily for the purposes of research and development, additional management personnel to support our growth, and working capital. As a result, we began to explore strategic alternatives available to us and to investigate possible sources of financing. We engaged in several bridge financings between November 2002 and October 2003.

         After several months of making proposals to, and engaging in discussions with, a variety of institutional and other accredited investors that failed to result in financing to replace the bridge financings, our cash needs became increasingly critical. We determined that our only chance of obtaining financing in the time frame we required was to offer convertible preferred stock accompanied by detachable warrants with conversion and exercise prices at a considerable discount to our then current market price. After lengthy consideration of alternatives, which included so-called "equity lines," overhead reductions and vendor payable payment plans, our board of directors determined that the Series A financing described below was necessary for the preservation of our company, despite the discount to the then-current market price of our common stock, even if we also pursued one or more of the alternatives. Accordingly, in August 2003, we engaged Burnham Hill Partners, a division of Pali Capital, Inc. ("BHP"), to act as our placement agent to locate investors interested in acquiring our securities in the Series A financing.

         On August 27, 2003, we issued to Richard P. Kiphart and Crestview Capital Fund II, L.P. ("Crestview II") three 10% promissory notes totaling $1,250,000. Two of those notes totaling $750,000 were cancelled as part of the exercise of warrants to purchase 1,500,000 shares of common stock ("Cash Exercise Warrants") that had been issued in an April 2002 financing, upon the reduction in the per share exercise price of those warrants from $1.30 to $0.50 in conjunction with the September Bridge described below. The remaining $500,000 note held by Mr. Kiphart was to convert into securities to be issued in the Series A financing. However, that note was first exchanged for a new note issued under a Bridge Loan Agreement dated September 1, 2003 ("September Bridge") between and among us and certain of our existing security holders, including Mr. Kiphart, Crestview II, Crestview Capital Fund, L.P. ("Crestview I"), and Crestview Offshore Fund, Inc. ("Crestview Offshore").

         Crestview I, Crestview II and Crestview Offshore ("Crestview Entities") are three investment funds controlled by Kingsport Capital Partners, LLC ("Kingsport"). As of the date of the September 2003 Bridge, convertible notes and warrants beneficially owned by each of Mr. Kiphart and Kingsport would have been convertible for or exercisable into more than 5% of our outstanding shares of common stock if contractual beneficial ownership limitations had been waived.

         In the September Bridge, we issued to Mr. Kiphart, Crestview I, Crestview II and SDS Merchant Fund, L.P. ("SDS") 10% convertible promissory notes in the aggregate principal amount $1,500,000 in exchange for $1,000,000 cash and the cancellation of Mr. Kiphart's $500,000 note dated August 27, 2003. The September Bridge investors received five-year bridge warrants to purchase up to an aggregate of 500,000 shares of common stock on substantially the same terms as the A-1 warrants that were to be issued in the Series A financing. The September Bridge notes were due on demand after November 30, 2003 and automatically were reinvested in the Series A financing at an assumed value of 110% of their then outstanding balance of principal and interest. Cash proceeds from the September Bridge were used to pay outstanding obligations and for general working capital purposes.

         In conjunction with the September Bridge, we repriced warrants to purchase up to 2,055,000 shares of common stock, which warrants had per share exercise prices ranging from $0.60 to $1.30, to a new exercise price of $0.50 per share. As described above, immediately following the repricing, two notes totaling $750,000 issued August 27, 2003 were cancelled in conjunction with the exercise of Cash Exercise Warrants to purchase 1,500,000 shares of common stock. The remaining repriced warrants to purchase up to 555,000 shares of common stock, which warrants had been issued in previous bridge financings, were exercised on a cashless basis in exchange for the issuance of 262,895 shares of common stock. In addition, we reduced the per share exercise price of additional warrants issued in the April 2002 financing to purchase up to 1,977,666 shares of common stock from $1.30 to $1.25, which is the initial exercise price of A-1 warrants that were to be issued in the Series A financing.

         Under a Forbearance Agreement dated September 1, 2003, Mr. Kiphart, the three Crestview Entities and two other holders of notes we issued in the April 2002 financing agreed to refrain from taking any action under their notes and related documents in exchange for the issuance of an aggregate of 200,000 shares of common stock to Mr. Kiphart and the three Crestview Entities ("penalty shares"). We have agreed to register for resale the penalty shares and the shares of common stock underlying the September 2003 bridge warrants and the various repriced warrants when we register the resale of securities issued to investors and BHP in conjunction with the Series A financing.

         On November 19, 2003, we issued 2,150 shares of Series A Convertible Preferred Stock ("Series A Preferred") to 84 accredited investors in exchange for $9,510,333 in cash and $5,539,667 in cancellation of previously issued promissory notes. The cancelled notes comprised $3,889,667 of 10% secured convertible promissory notes ("April 2002 notes") that we had issued to Mr. Kiphart, Crestview I, Crestview II and another investor in the April 2002 financing, and $1,500,000 of September Bridge notes that were reinvested in the Series A financing at 110% of their face value, as described above.

         The rights, preferences and privileges of the Series A Preferred are described below. Each investor in the Series A financing received one five-year A-1 warrant to purchase 2,500 shares of common stock and one five-year A-2 warrant to purchase 2,500 shares of common stock for each share of Series A Preferred the investor purchased. The A-1 warrants have an initial exercise price of $1.25 per share, which increases to $1.50 six months and one day after the Commission declares effective a registration statement covering the resale of the underlying shares. The A-2 warrants have an initial exercise price of $1.50 per share, which increases to $1.75 six months and one day after the registration statement is declared effective. The A-1 warrants and A-2 warrants become exercisable on the date of our 2003 annual stockholders' meeting for an aggregate of up to 10,750,000 shares of common stock, subject to customary anti-dilution provisions for stock splits and the like and subject to weighted-average anti-dilution provisions that are triggered if we issue shares of common stock or securities convertible into or exercisable for shares of common stock, other than excluded securities, at per share prices less than the then-effective exercise price of the A-1 warrants and A-2 warrants.

         Beginning 36 months and one day after the registration statement is declared effective, and subject to a minimum average dollar trading volume, we may redeem the A-1 warrants and A-2 warrants for $0.10 per underlying share of common stock if our common stock closes above $3.00 relative to the A-1 warrants and $3.50 relative to the A-2 warrants for ten consecutive trading days and exercise limitations are not in effect. The A-1 warrants and A-2 warrants contain a "cashless exercise" feature that will apply at any time after November 19, 2004 that a registration statement covering the resale of the underlying shares is not effective. The cashless exercise feature will permit the A-1 warrants and A-2 warrants to be exercised for a "net" number of shares using the spread between the fair market value at the time of exercise and the warrant exercise price as payment for a reduced number of shares.

         We paid to BHP a cash fee of $26,250, or 3.5% of gross proceeds we received, in connection with exercise of the Cash Exercise Warrants, and $723,723, or approximately 7.6% of gross cash proceeds we received, in connection with new capital raised in the Series A financing. We also agreed to pay to BHP 4% of gross proceeds we receive in connection with the cash exercise of A-1 warrants and A-2 warrants. In addition, we agreed to issue to BHP placement agent warrants to purchase up to 1,102,389 shares of common stock, or 7% of the shares of common stock underlying the aggregate number of shares of Series A Preferred issued for new capital, and exchange agent warrants to purchase up to 138,433 shares of common stock, or 2.5% of the shares of common stock underlying the aggregate number of shares of Series A Preferred issued in exchange for the cancellation of notes. The placement agent warrants are to be exercisable at the conversion price of the Series A Preferred, expire November 18, 2008, be redeemable in accordance with the terms of the Series A Preferred, and have a net exercise cashless exercise provision. The exchange agent warrants are to have the same terms as the placement agent warrants except that their exercise price is to be $0.01 per share.

         Concurrently with the closing of the Series A financing, we cancelled $1,500,000 in principal amount of April 2002 notes held by Mr. Kiphart and the three Crestview Entities in exchange for the issuance of notes ("Additional Retained Notes") with substantially the same terms except that, automatically upon approval at our 2003 annual stockholders' meeting, the Additional Retained Notes will convert into shares of our common stock at a per share conversion price of $0.70. The Additional Retained Notes were accompanied by warrants to purchase up to an aggregate of 1,071,429 shares of common stock on terms identical to the A-1 warrants except that their exercise price is $1.00 per share. We agreed to issue to BHP exchange agent warrants to purchase up to 53,571 shares of common stock, or 2.5% of the shares of common stock underlying the aggregate number of shares of into which the notes may be converted.

         Following the closing of the Series A financing, $1,986,444 in principal amount of April 2002 notes remained outstanding ("Retained Notes"), with a conversion price of $1.00 per share that is subject to customary anti-dilution provisions for stock splits and the like and with a maturity date of December 31, 2005. The Retained Notes are secured by a security interest in all of our assets and are held by Mr. Kiphart, the two of the Crestview Entities and one of the two other investors in the April 2002 financing.

         Also following the closing of the Series A financing, we repaid 18% bridge notes in the aggregate principal amount of $40,000 that our co-chairmen, Kris Shah and Marvin Winkler, had purchased from us in a bridge financing on March 28, 2003 and that had matured on July 26, 2003. Messrs. Winkler and Shah waived all penalties and costs related to their bridge notes and their related bridge warrants to purchase up to 40,000 shares of common stock. The bridge warrants were to have a per share exercise price equal to the greater of $0.70 or the conversion price of securities we had considered issuing in a financing, but not to exceed $1.30. In conjunction with the waiver of penalties and costs, on October 21, 2003, the per share exercise price of their bridge warrants was set at $0.50, and Messrs. Winkler and Shah exercised the bridge warrants on a cashless basis in exchange for an aggregate of 9,474 shares of common stock.

DESCRIPTION OF TERMS OF SERIES A PREFERRED

     RANK AND LIQUIDATION PREFERENCE

         Shares of Series A Preferred rank prior to our common stock as to distribution of assets upon liquidation events, which include a liquidation, dissolution or winding up of our company, whether voluntary or involuntary. The liquidation preference of each share of Series A Preferred is equal to the greater of 143% of the face amount plus all accrued dividends or the amount that would be distributed upon the number of shares of common stock into which a share of Series A Preferred could be converted immediately prior to the liquidation event. The written consent of the holders of Series A Preferred is required before we can authorize the issuance of any class or series of capital stock that ranks senior to or PARI PASSU with shares of Series A Preferred.

     DIVIDEND RIGHTS

         Each share of Series A Preferred has a face amount of $7,000. The holders of Series A Preferred are entitled to a dividend payable semi-annually on June 30 and December 31 of each year, commencing December 31, 2003. The initial dividend rate of 8% per annum will be adjusted to 12% per annum on May 19, 2005. The dividend is payable in cash or, at our option if there are a sufficient number of shares of common stock available, in shares of our common stock valued at the arithmetic mean of the closing sales price of our common stock for the 30-day period ending on the day prior to the day the dividend payment is due. If we fail to make a required cash dividend or other cash payment to a holder within five business days after it is due, the holder will be entitled to receive interest on the cash amount at a rate equal to the lesser of 18% per annum and the highest legal rate.

     OPTIONAL CONVERSION RIGHTS

         Subject to limitations on certain conversions, redemptions and transfers described below ("Article XII Limitations"), each share of Series A Preferred is convertible at the option of the holder into shares of our common stock at any time or from time to time after our 2003 annual meeting of stockholders at a conversion price that depends upon whether a conversion event has occurred. Conversion events are:

         o a sale, conveyance or disposition of all or substantially all of our assets;

         o the adoption of or entry into any agreement or plan to cause either a liquidation event or a conversion event, unless the agreement is terminated or the plan is abandoned prior to the occurrence of the liquidation event or conversion event;

         o any event, occurrence or transaction, or sequence of related events, occurrences or transactions (each an "event"), resulting in holders of our common stock immediately prior to such event holding or having the right to direct the voting of 50% or less of the total outstanding voting securities of our company or the other surviving or acquiring person or entity immediately following the event; and

         o any event resulting in the members of our board of directors comprising 50% or less of the members of the board of directors of our company or a surviving or acquiring person or entity immediately following the event.

         The initial conversion price for an optional conversion that occurs prior to a conversion event is $0.70 per share and is subject to adjustments described below. Therefore, each share of Series A Preferred initially is convertible into 10,000 shares of common stock, which number is equal to the quotient of the $7,000 face amount of the share divided by the $0.70 initial conversion price.

         The number of shares of common stock issuable upon an optional conversion of a share of Series A Preferred that occurs after a conversion event will be equal to the quotient of the applicable percentage of the face amount of the share divided by either the conversion event price or, if the conversion event price is greater than $1.00, then the conversion price. The conversion event price in the case of a sale of all or substantially all of our assets will be equal to the total consideration we receive per share of common stock outstanding at the time of the conversion event. In the case of any other conversion event, the conversion event price will be equal to the arithmetic mean of the closing sales price of our common stock for the 30-day period prior to the day we receive the notice of conversion. If the conversion event price is greater than $1.00, then the applicable percentage of the face amount is 100%. If the conversion event price is less than or equal to $1.00, then the applicable percentage of the face amount is 143%.

         If, after the occurrence of a conversion event, we are prohibited from issuing shares of common stock upon an optional conversion as a result of
Article XII Limitations, then we must notify the holders of Series A Preferred, and the holders will then have the right, at any time and from time to time thereafter, have the option to require us to redeem for cash up to the number of shares of Series A Preferred that, after giving effect to the redemption, the then unissued shares portion of the holder's pro rata share of the cap amount described below is at least equal to 100% of the total number of shares of common stock issuable upon conversion of such holder's shares of Series A Preferred.

         Upon conversion of a share of Series A Preferred, we must pay to the holder in cash all amounts then accrued or payable on the share through and including the conversion date. In lieu of issuing fractional shares of common stock, we may pay cash for a fractional share based on the closing sales price at that time, or we may round up to the next whole share.

         The delivery period for shares of common stock issuable upon an optional conversion is the two business days following the conversion date. If we fail to deliver shares of common stock prior to the sixth business day after the expiration of the delivery period, then unless the holder otherwise elects to retain its status as a holder of those shares of common stock by notifying us within five business days after the expiration of the six business-day period that follows the expiration of the delivery period, the holder will regain its rights as a holder of Series A Preferred Stock and we will be required to return to the holder the shares of Series A Preferred that were the subject of the optional conversion.

     MANDATORY CONVERSION REQUIREMENTS

         If at any time after the date that is 18 months after the Effective Date (as defined below), all of the following required conditions are satisfied, then subject to the Article XII Limitations, all of the shares of Series A Preferred will automatically convert into a number of shares of common stock that is calculated as if an optional conversion were occurring:

         o our stockholders have approved the issuance of the Series A Preferred and related transactions, as described in the securities purchase agreement relating to the Series A Preferred;

         o a registration statement covering the resale of the shares of common stock underlying the Series A Preferred and related A-1 warrants and A-2 warrants ("Series A Warrants") has been declared effective by the Securities and Exchange Commission (the date on which the registration statement is declared effective is referred to as the "Effective Date");

         o the closing sale price of our common stock is greater than $2.10 per share for at least ten of 15 consecutive trading days (the tenth day is referred to as the "Trigger Date");

         o during the 30 trading day period ending on the Trigger Date, the average dollar trading volume for the lowest 20 dollar volume trading days is not less than $400,000, with dollar volume measured by reference to closing sale prices;

         o all shares of common stock issuable upon conversion of the Series A Preferred and Series A Warrants are authorized and reserved for issuance, registered for resale by their holders, and eligible to be listed or traded on The Nasdaq National Market, The Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange (each, a "Principal Market");

         o no redemption event, as described below, has occurred without being cured; and

         o all amounts then accrued or payable under the certificate of designation relating to the Series A Preferred or under the securities purchase agreement have been paid.

         If we are prohibited from issuing any shares of common stock upon a mandatory conversion as a result of Article XII Limitations, then the shares of Series A Preferred that are not then able to be converted will cease to accrue dividends and will be converted into shares of our common stock as the Article XII Limitations from time to time permit.

     REDEMPTION RIGHTS

         Each holder of Series A Preferred will have the right to require us to redeem by purchasing for cash any or all of their then outstanding shares of Series A Preferred for an amount per share equal to the redemption amount in effect at the time of redemption, at any time and from time to time after one of the following redemption events occurs and is continuing:

         o the holders of our common stock fail to approve on or before January 18, 2004 the authorization of the issuance of shares of common stock in excess of 19.999% of the number of shares of common stock outstanding as of November 19, 2003;

         o our common stock is suspended from trading or is not listed and authorized for trading on a Principal Market for an aggregate of ten or more trading days in any twelve-month period;

         o the registration statement covering the shares of common stock issuable upon conversion of the Series A Preferred has not been declared effective by February 17, 2004 or the registration statement, after being declared effective, cannot be used by the holders of Series A Preferred for the resale of all of their registrable securities for an aggregate of more than 60 days;

         o we fail to remove a restrictive legend on certificates representing shares of common stock issued upon conversion of Series A Preferred where removal of the legend is required by the certificate of designation or the securities purchase agreement and the failure continues uncured for five business days after we receive written notice from the holder regarding the failure;

         o we indicate through a press release or to a holder of Series A Preferred that we do not intend to honor conversions of shares of Series A Preferred in accordance with the terms of the certificate of designation;

         o we or one of our subsidiaries, other than Pulsar Data Systems, Inc., makes an assignment for the benefit of creditors or a receiver or trustee for a substantial part of our assets or the subsidiary's assets is appointed;

         o we or one of our subsidiaries, other than Pulsar Data Systems, Inc., institutes bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors; or

o we otherwise breach any material term under the securities purchase agreement, the related registration rights agreement or the common stock purchase warrants issued in connection with the Series A Preferred and, if the breach is curable, fail to cure the breach within ten business days after receipt of written notice from a holder of Series A Preferred.

         If the redemption event is the failure of our stockholders to timely authorize the issuance of shares of common stock in excess of 19.999% of the number of shares of common stock outstanding as of November 19, 2003, then the redemption amount for each share of Series A Preferred in excess of a holder's pro rata share of the cap amount will be equal to the face amount of the share plus all accrued dividends on the share through the date of payment of the redemption amount. In the case of all other redemption events, except as described in the following paragraph, the redemption amount will be equal to the quotient of 143% of the face amount plus accrued dividends divided by the lesser of the then current conversion price and the value of a share of common stock valued at the arithmetic mean of the closing sales price of our common stock for the 30-day period prior to when we receive the redemption notice.

         With respect to the redemption events relating to our failure to remove restrictive legends and our indication that we do not intend to honor conversions of shares of Series A Preferred in accordance with the terms of the certificate of designation, the redemption amount will be the greater of the redemption amount described in the last sentence of the preceding paragraph and the "parity value" of the shares to be redeemed. The "parity value" will be the product of (i) the highest number of shares of common stock issuable upon an optional conversion of the shares of Series A Preferred Stock without giving effect to any limitations on conversion and treating the trading day immediately preceding the redemption date as the conversion date and (ii) the highest closing price of a share of common stock during the period beginning on the date of first occurrence of the redemption event and ending one trading day prior to the redemption date.

         If we fail to pay the redemption amount for a share of Series A Preferred within five business days after receiving a redemption notice, then the holder of the share will be entitled to interest on the redemption amount at a rate equal to the lower of 24% per annum and the highest legal rate until we pay the redemption amount. If we are unable to redeem all shares of Series A Preferred that are covered by redemption notices, then we must redeem shares to the extent we are able from each redeeming holder on a pro rata basis.

     CONVERSION PRICE ADJUSTMENTS

         The conversion price is subject to customary adjustment for stock splits, stock combinations, stock dividends, mergers, consolidations, distributions of assets, issuances of convertible securities and purchase rights pro rata to holders of our common stock, and the like. The conversion price also is subject to downward weighted-average anti-dilution adjustments if we issue shares of common stock or securities convertible into or exercisable for shares of common stock, other than excluded securities, at per share prices less than the then effective conversion price. Excluded securities are:

         o securities purchased under the securities purchase agreement relating to the Series A Preferred;

         o convertible securities or purchase rights outstanding on November 19, 2003;

         o shares of common stock issued or issuable to employees, directors or consultants pursuant to our existing stock option or restricted stock plans or as approved by holders of Series A Preferred as compensation for services rendered to us;

         o shares of common stock issued or issuable to vendors or lenders pursuant to warrants approved by our board of directors;

         o securities issued in a bona fide public offering or in connection with our acquisition of an entity or a stock split, stock dividend or recapitalization; and

         o borrowings from financial institutions, provided that the equity portion of the borrowings and interests convertible into common stock does not exceed 10% of the borrowing.

     VOTING RIGHTS AND BOARD REPRESENTATION

         So long as any shares of Series A Preferred are outstanding, the holders of Series A Preferred, voting as a separate class, will be entitled to elect one Class I member to our board of directors. Prior to the date the registration statement covering the shares of common stock underlying the Series A Preferred is declared effective, the holders of shares of Series A Preferred will also have the right to elect one Class II member to our board of directors. The holders of our common stock, as a class and without the holders of Series A Preferred, will have the right to elect the remaining members of our board of directors.

         On any matters as to which the Delaware General Corporation Law requires the vote of the holders of Series A Preferred, voting together as one class with the holders of common stock, each share of Series A Preferred will have a number of votes equal to the number of shares of common stock into which it is then convertible, subject to 4.999% ownership limitations described below and except that the number of votes to which a share of Series A Preferred is entitled will be determined without taking into account any conversion price adjustments that may have occurred. Subject to the voting requirements described below, and except as otherwise may be required under the Delaware General Corporation Law, on the matters described in the preceding sentence, the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of Series A Preferred will constitute approval of the holders of Series A Preferred.

         The approval of holders of at least 75% of the then-outstanding shares of Series A Preferred is required in order for us to enter into an agreement, commitment or understanding regarding any actions in which we would:

         o alter the rights, preferences or privileges of the Series A Preferred or increase the authorized number of shares of Series A Preferred;

         o alter the rights, preferences or privileges of any of our capital stock so as to affect adversely the Series A Preferred;

         o create or issue any securities ranking senior to the Series A Preferred as to distribution of assets upon a liquidation event; or

         o issue any shares of Series A Preferred other than pursuant to the securities purchase agreement or as payment of a dividend on outstanding shares of Series A Preferred.

         The approval of holders of a majority of the then-outstanding shares of Series A Preferred is required in order for us to enter into an agreement, commitment or understanding in which we would:

         o redeem, repurchase or acquire, or declare or pay any cash dividend or distribution on, any securities ranking junior to the Series A

              Preferred as to distribution of assets upon a liquidation event, other than pursuant to an equity compensation plan approved by our board of directors; or

         o create or allow to exist a lien or security interest on our assets other than one covering accounts receivable in favor of Bay View Funding or a replacement lender or factor, a precautionary security interest taken by an equipment lessor, an interest in our intellectual property that is created in favor of a government or government prime contractor in connection with a government project, and any lien or security interest created by operation of law.

     EXCHANGE RIGHT

         Holders of Series A Preferred have a five-trading day right to exchange their shares of Series A Preferred at 100% of face value for new securities that we may propose to issue. New securities include all common stock, preferred stock and other securities that are exercisable for or convertible into shares of common stock, other than excluded securities described above. However, the exchange right does not apply to any particular offering of new securities with a per share offering price equal to or greater than the then-effective conversion price after we have accepted binding subscriptions of $5,000,000 or more in the offering.

     RIGHT OF FIRST OFFER

         Until May 19, 2004, holders of Series A Preferred have a five-trading day right of first offer with respect to issuances of new securities. Each holder may purchase an amount of new securities valued at up to 50% of the face amount of the holder's shares of Series A Preferred for the price and upon the terms specified by us in a written notice. If holders of Series A Preferred fail to exercise fully the right of first offer, we will have 60 days to sell the new securities or to enter into an agreement to sell the new securities within 90 days from the date of the agreement.

     RESERVATION OF SHARES

         We initially were required to reserve 30,745,000 shares of common stock for issuance upon conversion of shares of Series A Preferred and are required to maintain a sufficient number of reserved shares of common stock to allow for the conversion of all shares of Series A Preferred. If we fail to maintain adequate reserves for a period of three consecutive trading days plus an additional 90 days, then each holder of Series A Preferred will have the option, exercisable in whole or in part at any time or from time to time, to require us to redeem for cash, at an amount per share equal to the redemption amount as described below, a number of the holder's shares of Series A Preferred such that, after giving effect to the redemption, the then unissued portion of the holder's pro rata share of the reserved amount is at least equal to 100% of the total number of shares of common stock issuable upon conversion of the holder's shares of Series A Preferred.

     ARTICLE XII LIMITATIONS ON CERTAIN CONVERSIONS, REDEMPTIONS AND TRANSFERS

         The number of shares issuable in connection with optional conversions, mandatory conversions and redemptions may not exceed any cap amount prescribed by any market upon which our common stock is then listed or traded. For example, the rules of The Nasdaq National Market require us to obtain stockholder approval of the issuance of a number of shares of common stock, or securities exercisable for or convertible into common stock, equal to or greater than 20% of the number of shares of our common stock outstanding prior to the issuance, if the issuance is for a price that is less than the greater of the book value or market value of our common stock at the time of issuance. The cap amount shall be allocated pro rata to the holders of Series A Preferred and other securities issued pursuant to the securities purchase agreement or related agreements.

         In addition, no holder of Series A Preferred may receive in connection with optional conversions, mandatory conversions or redemptions a number of shares of common stock that would result in the holder and its affiliates together beneficially owning more than 4.99% of the then-outstanding shares of our common stock, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. This limitation may only be altered or removed with the vote or written approval of a majority of the outstanding shares of our common stock and the written approval of holders of at least 50% of the outstanding shares of Series A Preferred.

VOTE REQUIRED

         The rules of The Nasdaq National Market require us to obtain stockholder approval of the issuance of a number of shares of common stock, or securities exercisable for or convertible into a number of shares of common stock, equal to or greater than 20% of the number of shares of our common stock outstanding prior to the issuance, if the issuance is for a price that is less than the greater of the book value or market value of our common stock at the time of issuance. Because of these rules, the terms of the Series A Preferred, A-1 warrants, A-2 warrants, placement agent warrants, exchange agent warrants, September Bridge warrants and other warrants that were issued on substantially the same terms as the A-1 warrants, as well as the terms of the Retained Notes and the Additional Retained Notes, provide that those derivative securities ("Limited Securities") cannot, on an aggregate basis, be converted into or exercised for more than 19.9999% of the number of shares of our common stock outstanding at the relevant closing date ("Cap Amount") until we obtain stockholder approval. Accordingly, we are now seeking stockholder approval of the issuance of shares of common stock ("Excess Shares") that may become issuable upon conversions or exercises of the Limited Securities to the extent the conversions or exercises would cause the number of shares issued upon conversion or exercise, when added to the number of shares of common stock issued in transactions deemed by Nasdaq to be integrated with the issuance of the Limited Securities, to exceed the Cap Amount.

         Following our 2003 annual stockholders' meeting, the shares of Series A Preferred and the Additional Retained Notes will become convertible into shares of our common stock, and the A-1 warrants, A-2 warrants, placement agent warrants, exchange agent warrants and September Bridge warrants will become exercisable for shares of our common stock. However, the number of shares into or for which those derivative securities will become convertible or exercisable will depend upon whether we obtain stockholder approval for this proposal.

         Approval of this proposal requires the affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting. However, each investor in the Series A financing has agreed to abstain from voting for or against this proposal any shares of our common stock that the investor acquired prior to the record date in connection with the transactions that are being approved pursuant to this proposal. This means that those shares of common stock will be counted for purposes of determining a quorum and will be treated as shares present and entitled to vote on this proposal and, therefore, as votes against this proposal.

         If we obtain stockholder approval for this proposal, then the Limited Securities will become exercisable for or convertible into up to an aggregate of 36,934,250 shares of common stock at initial exercise or conversion prices ranging from $0.01 per share to $1.50 per share. This could potentially cause significant dilution to the value and voting power of our outstanding shares of common stock.

         If we do not obtain stockholder approval of this proposal, then the aggregate number of shares of common stock that the Limited Securities would become convertible into or exercisable for would be limited to only 5,690,006, and no Excess Shares could be issued. However, we would be in default under the Additional Retained Notes, which would allow their holders to accelerate the repayment of those notes. Also, each holder of Series A Preferred would thereafter have the right to require us to redeem by purchasing for cash any or all of their then outstanding shares of Series A Preferred for an amount per share equal to the redemption amount in effect at the time of redemption.

   ACCORDINGLY, OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 4
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         Our audit committee has selected Haskell & White LLP, independent auditors, to audit our consolidated financial statements for the year ending December 31, 2003, and our board of directors has concurred in this selection. Although stockholder ratification is not required, our board of directors has directed that this appointment be submitted to our stockholders for ratification at our 2003 annual stockholders' meeting. The affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the selection. If stockholder approval of this proposal is not obtained, our audit committee and board of directors may reconsider our appointment of Haskell & White LLP as our independent auditors. We anticipate that a representative of Haskell & White LLP will be present at our 2003 annual stockholders' meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

CHANGE IN CERTIFYING ACCOUNTANT

         On July 25, 2002, we notified KPMG LLP, the independent accounting firm that was engaged as the principal accountant to audit the financial statements of us and our subsidiaries, that we intended to engage new certifying accountants, in effect terminating our relationship with KPMG LLP. On August 1, 2002, we filed a Form 8-K to report the termination of KPMG LLP.

         On August 2, 2002, we engaged Haskell & White LLP as our new certifying accountants. We had not consulted with Haskell & White LLP in the past regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended ("Securities Act").

         The audit reports of KPMG LLP on our consolidated financial statements as of and for the years ended December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG LLP's report dated April 16, 2002 on our consolidated financial statements as of and for the years ended December 31, 2001 and 2000 contained a separate paragraph stating: "[T]he Company has incurred significant operating losses, has used cash in operating activities, has an accumulated deficit and deficit working capital. These matters raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         Our decision to change accountants was approved by our audit committee and board of directors. In connection with the audits of the two years ended December 31, 2001, and during the subsequent interim period through July 25, 2002, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to KPMG LLP's satisfaction, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with its opinion. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act.

         We provided KPMG LLP with a copy of the disclosures we made in response to Item 304(a) of the Securities Act in Item 4 of our Form 8-K filed August 1, 2002. We requested that KPMG LLP furnish us with a letter addressed to the Commission stating whether KPMG LLP agreed with the statements made by us in response to Item 304(a) and, if not, stating the respects in which it did not agree. KPMG LLP's letter, a copy of which was attached as Exhibit 16.1 to an Amendment No. 1 to Form 8-K that we filed on August 6, 2002, indicated that KPMG

LLP agreed with the statements included under Item 4 of our Form 8-K filed August 1, 2002, except that KPMG LLP was not in a position to agree or disagree with our statements that our decision to change accountants was approved by our audit committee and board of directors.

AUDIT AND NON-AUDIT FEES

         The following table presents fees for professional audit services rendered by Haskell & White LLP for the audit of our annual consolidated financial statements for 2002, and fees billed for other services rendered by Haskell & White LLP:

                                                      Haskell & White LLP      KPMG LLP
                                                      -------------------      --------
    Audit Fees (excluding audit-related fees)             $119,000 (1)          $47,000 (2)
    Financial Information Systems Design and                    --                   --
    Implementation
    All Other Fees:
         Audit-Related Fees                                 $8,000 (3)          $50,000 (4)
         Other Non-Audit Fees                              $38,000 (5)         $114,000 (6)
             Total All Other Fees (7)                      $46,000             $139,000
______________________

(1) Represents fees relating to the audit of our annual consolidated financial statements for the year ended December 31, 2002, and the review of the condensed consolidated financial statements included in our quarterly report on Form 10-QSB for June 30, 2002 and September 30, 2002.

(2) Represents fees relating to the review of the condensed consolidated financial statements included in our quarterly report on Form 10-QSB for March 31, 2002.

(3) Audit-related fees were for the audit of the financial statements of an employee benefit plan.

(4) Audit-related fees were for the review of registration statements and issuance of consents to incorporation by reference of their 2001 audit report into our registration statements and consents to the inclusion of their 2001 audit report in our Form 10-K for the year ended December 31, 2002.

(5) Other non-audit fees consisted of $23,000 relating to assistance with response to Commission comment letters and $15,000 relating to accounting for settlement transactions.

(6) Other non-audit fees consisted of fees relating to assistance with response to Commission comment letters.

(7) The audit committee has considered whether the provision of these services is compatible with maintaining the auditors' independence.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF HASKELL & WHITE LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003.

                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 of the Exchange Act, proposals by stockholders that are intended for inclusion in our proxy statement and proxy and to be presented at our 2004 annual stockholders' meeting must be received by us by August 7, 2004 in order to be considered for inclusion in our proxy materials relating to our 2004 annual stockholders' meeting. Such proposals should be addressed to our secretary and may be included in next year's annual stockholders' meeting proxy materials if they comply with rules and regulations of the Commission governing stockholder proposals. For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices not later than October 25, 2004. If a stockholder fails to notify us of any such proposal prior to that date, the proposal may not be raised at the annual meeting.

                                  ANNUAL REPORT

         A copy of each of amendment no. 1 and amendment no. 2 to our annual report on Form 10-K, as filed with the Commission (exclusive of exhibits), accompanies this proxy statement, and the information contained in the following portions of amendment no. 1 and amendment no. 2 to our annual report on Form 10-K and the updates to that information that are contained in our quarterly reports on Form 10-QSB, as amended, for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 (collectively, "quarterly reports") are incorporated by reference into this proxy statement:

         o the consolidated financial statements and financial statement schedules included in amendment no. 2 to our annual report on Form 10-K at pages F-1 through F-43 and at page S-1 and the condensed consolidated financial statements included in Item 1 of our quarterly reports;

         o    Item 7 of amendment no. 2 to our annual report on Form 10-K and
              Item 2 of Part I of our quarterly reports, under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operation"; and

         o Item 7A of amendment no. 1 to our annual report on Form 10-K, under the heading "Quantitative and Qualitative Disclosures about Market Risk."

         Additional copies of amendment no. 1 and amendment no. 2 to our annual report on Form 10-K and our quarterly reports (without exhibits) will be furnished by first class mail, without charge to any person from whom the accompanying proxy is solicited upon written request to SSP Solutions, Inc.,
Attention: Investor Relations, 17861 Cartwright Road, Irvine, California 92614. If exhibit copies are requested, a copying charge of $.20 per page will be made. In addition, all of our public filings, including amendment no. 1 and amendment no. 2 to our annual report on Form 10-K and our quarterly reports, can be found on the Commission's Internet site at http://www.sec.gov.

                              AVAILABLE INFORMATION

         We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act. In accordance with that act, we file reports, proxy statements and other information with the Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at

1-800-SEC-0330. Copies of these materials can also be obtained from the Commission at prescribed rates by writing to the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Our common stock trades on The Nasdaq National Market under the symbol "SSPX."

                                  OTHER MATTERS

         As of the date of this proxy statement, our board of directors does not know of any other matter that will be brought before our 2003 annual stockholders' meeting. However, if any other matter properly comes before our 2003 annual stockholders' meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgment and discretion.

         STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                              By Order of the Board of Directors

                                              /s/ Kris Shah

                                              Kris Shah, Secretary

Irvine, California
December 5, 2003

                                                                      Appendix A

                               SSP SOLUTIONS, INC.
               SECOND AMENDED AND RESTATED 1999 STOCK OPTION PLAN

         1. PURPOSE OF THE PLAN. The purpose of this Second Amended and Restated 1999 Stock Option Plan ("PLAN") of SSP Solutions, Inc., a Delaware corporation ("COMPANY"), is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified directors and personnel. The Plan is intended to advance the interests of the Company by affording to directors and employees, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by consultants that do business with the Company. For purposes of this Plan, the term Company shall include subsidiaries, if any, of the Company.

         2. LEGAL COMPLIANCE. It is the intent of the Plan that all options granted under it ("OPTIONS") shall be either "INCENTIVE STOCK OPTIONS" ("ISOS"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("CODE"), or non-qualified stock options ("NQOS"); provided, however, that ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISOs are intended to be NQOs. In addition, the Plan provides for the grant of NQOs to consultants that do business with the Company. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("RULE 16B-3"). To the extent that any aspect of the Plan or its administration is at any time viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, that aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with the Rule 16b-3 requirements.

         3. ADMINISTRATION OF THE PLAN.

              3.1 PLAN COMMITTEE. The Plan shall be administered by a committee ("COMMITTEE"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company ("BOARD") and shall consist of not less than two nor more than five persons, who shall be directors of the Company; provided, however, that if at any time the Board consists of only a sole director, that sole director shall constitute the Committee; provided further, however, that the Board may act as the Committee at any time or from time to time.

              3.2 GRANTS OF OPTIONS BY THE COMMITTEE. In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("OPTIONEES"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period. The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in SECTION 7. The option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3.

              3.3 COMMITTEE PROCEDURES. The Committee from time to time may adopt whatever rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. The vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Committee members without a meeting.

              3.4 FINALITY OF COMMITTEE ACTION. The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its stockholders, the Committee and each of the members of the Committee, and the directors, officers and employees of the Company, including Optionees and their respective successors in interest.

              3.5 NON-LIABILITY OF COMMITTEE MEMBERS. No Committee member shall be liable for any action or determination made by him or her in good faith with respect to the Plan or any Option granted under it.

         4. BOARD POWER TO AMEND, SUSPEND, OR TERMINATE THE PLAN. The Board may, from time to time, make whatever changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its stockholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion. Notwithstanding the foregoing, no change, addition, suspension, or termination by the Board shall (i) materially impair any Option previously granted under the Plan without the express written consent of the Optionee; or (ii) materially increase the number of shares subject to the Plan, materially increase the benefits accruing to Optionees under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in
SECTION 8, without stockholder approval.

         5. SHARES SUBJECT TO THE PLAN. For purposes of the Plan, the Committee is authorized to grant Options for up to 10,000,000 shares of the Company's common stock ("COMMON STOCK"), or the number and kind of shares of stock or other securities which, in accordance with SECTION 13, shall be substituted for shares of Common Stock or to which shares of Common Stock shall be adjusted. The Committee is authorized to grant Options under the Plan with respect to those shares. Any or all unsold shares subject to an Option that for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares), may again be made subject to grant under the Plan.

         6. OPTIONEES. Options shall be granted only to officers, directors or employees of the Company or to consultants that do business with the Company designated by the Committee from time to time as Optionees. Any Optionee may hold more than one Option to purchase Common Stock, whether the Option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee of the Company ("EMPLOYEE OPTIONEE") and who holds an Option must remain a continuous full or part-time employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in SECTION 10.3.

         7. GRANTS OF OPTIONS. The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, determines, as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option agreement evidencing the Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of the Option. The option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date specified in the resolution. Notwithstanding the foregoing, unless the Committee consists solely of non-employee directors, any Option granted to an executive officer, director or 10% beneficial owner for purposes of Section 16 of the Securities Exchange Act of 1934, as amended ("SECTION 16 OF THE 1934 ACT"), shall either be
(a) conditioned upon the Optionee's agreement not to sell the shares of Common Stock underlying the Option for at least six months after the date of grant or
(b) approved by the entire Board or by the stockholders of the Company.

         8. OPTION EXERCISE PRICE. The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than 100% of the Fair Market Value (as hereinafter defined) of one share of the Company's Common Stock on the date as of which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of the ISO is at least equal to 110% of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than 85% of the Fair Market Value on the date as of which the NQO is granted, as determined by the Committee. For purposes of the Plan, the "FAIR MARKET VALUE" of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day immediately preceding that date, or, if shares were not traded on that date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's Common Stock is not traded on an exchange but is quoted on The Nasdaq National Market, The Nasdaq SmallCap Market, the Over-The-Counter Bulletin Board ("OTCBB") or a successor quotation system, the last sale price for the Common Stock on the day immediately preceding that date as reported by Nasdaq, the OTCBB or the successor quotation system or, if shares were not traded on that date, then on the next preceding trading day during which a sale occurred; or
(iii) if the Company's Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the closing representative bid price for the Common Stock on that date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

         9. CEILING OF ISO GRANTS. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. If an Optionee holds ISOs that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of the ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of the limit, shall be deemed to be NQOs.

         10. DURATION, EXERCISABILITY, AND TERMINATION OF OPTIONS.

              10.1 OPTION PERIOD. The Option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the Option period exceed ten years from the date on which the Option is granted, or five years in the case of a grant of an ISO to an Optionee who is a 10% stockholder on the date as of which the Option is granted as described in
SECTION 8.

              10.2 EXERCISABILITY OF OPTIONS. Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Committee; provided, however, that each Option granted to an Optionee who is not an officer, director or consultant of the Company or of a Company affiliate shall provide for the right to exercise at the rate of at least 20% per year over five years from the date the Option is granted, subject to reasonable conditions such as continued employment.

              10.3 TERMINATION OF OPTIONS DUE TO TERMINATION OF EMPLOYMENT, DISABILITY, OR DEATH OF OPTIONEE; TERMINATION FOR "CAUSE," OR RESIGNATION IN VIOLATION OF AN EMPLOYMENT AGREEMENT. All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be an employee of the Company; provided, however, that the Committee may alter the termination date of the Option if the Optionee transfers to an affiliate of the Company or under other appropriate circumstances as determined by the Committee in its sole discretion, consistent with applicable laws, rules and regulations. Notwithstanding the foregoing, (i) if the Employee Optionee's employment with the Company terminates for any reason (other than involuntary dismissal for "CAUSE" or voluntary resignation in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to SECTION 14), he or she may, at any time before the expiration of three months after termination or before expiration of the Option, whichever first occurs, exercise the Option (to the extent that the Option was exercisable by him or her on the date of the termination of his or her employment); (ii) if the Employee Optionee's employment terminates due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), the Option may be exercised by the Employee Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the expiration of twelve months after termination or before expiration of the Option, whichever first occurs (to the extent that the Option was exercisable by him or her on the date of the termination of his or her employment); (iii) in the event of the death of the Employee Optionee, an Option exercisable by him or her at the date of his or her death shall be exercisable by his or her legal representative(s), legatee(s), or heir(s), or by his or her beneficiary or beneficiaries so designated by him or her, as the case may be, within twelve months after his or her death or before the expiration of the Option, whichever first occurs (to the extent that the Option was exercisable by him or her on the date of his or her death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to SECTION 14, his or her Option shall terminate immediately upon termination of employment, and the Option shall be deemed to have been forfeited by the Optionee. For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct that (1) injures or impairs the reputation, goodwill, or business of the Company; or (2) involves the misappropriation of funds of the Company, or the misuse of data, information or documents acquired in connection with employment by the Company that results in material harm to the Company. A termination for "cause" may also include any resignation in anticipation of discharge for "cause" or resignation accepted by the Company in lieu of a formal discharge for "cause."

         11. MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES.

              11.1 WRITTEN NOTICE OF EXERCISE. An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing the Option, by giving written notice of exercise to the Company at its principal executive office.

              11.2 CASH PAYMENT FOR OPTIONED SHARES. If an Option is exercised for cash, the exercise notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

              11.3 STOCK SWAP FEATURE. At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. If the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, the value of the shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of SECTION 8.

              11.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND LEGALITY OF ISSUANCE. The receipt of shares of Common Stock upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by SECTION 10.3) providing to the Committee a written representation that, at the time of such exercise, it is the intent of that person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that the restriction is not necessary under then pertaining law. The providing of the representation and the restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the Plan if, at the time of grant of the Option relating to receipt or upon receipt, whichever is the appropriate measure under applicable federal or state securities laws, the shares subject to the Option are: (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended; and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee: (i) the issuance of the shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority; or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of the shares.

              11.5 STOCKHOLDER RIGHTS OF OPTIONEE. Upon exercise, the Optionee (or any other person who exercises the Option on his or her behalf as permitted by SECTION 10.3) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to the record owner one or more duly issued stock certificates evidencing ownership. No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until that person has become the holder of record of the shares. Except as provided in SECTION 13, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date that person becomes the holder of record of the shares.

              11.6 HOLDING PERIODS FOR TAX PURPOSES. The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan.

         12. SUCCESSIVE GRANTS. Successive grants of Options may be made to any Optionee under the Plan.

         13. ADJUSTMENTS.

                  (a) Except to the extent already contemplated by SECTION 5, if the outstanding Common Stock is hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised Options shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of the event. The adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the exercise price per share.

                  (b) Upon the dissolution or liquidation of the Company, any outstanding and unexercised Options shall terminate as of a future date to be fixed by the Committee.

                  (c) Upon a Reorganization (as hereinafter defined),

                           (i) If there is no plan or agreement with respect to
                  the Reorganization ("REORGANIZATION AGREEMENT"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised Options for cash or other property or securities of another corporation, then any outstanding and unexercised Options shall terminate as of a future date to be fixed by the Committee; or

                           (ii) If there is a Reorganization Agreement, and the
                  Reorganization Agreement specifically provides for the adjustment, change, conversion or exchange of the outstanding and unexercised Options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under the outstanding and unexercised Options, and shall adjust the shares remaining under the Plan which are then available for the issuance of Options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of the Options and shares.

                  (d) The term "REORGANIZATION" as used in this SECTION 13 means any reorganization, merger, consolidation, share exchange or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any Options or the shares subject thereto, in any Reorganization Agreement that it does adopt.

                  (e) The Committee shall provide to each Optionee then holding an outstanding and unexercised Option not less than 30 calendar days' advanced written notice of any date fixed by the Committee pursuant to this SECTION 13 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised Options. Except as the Committee may otherwise provide, each Optionee shall have the right during that period to exercise his or her Option only to the extent that the Option was exercisable on the date the notice was provided to the Optionee.

                  Any adjustment to any outstanding ISO pursuant to this SECTION 13, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan ("OLD OPTION"), the Board or the board of directors of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

                  (f) No modification, extension, renewal, or other change in any Option granted under the Plan may be made, after the grant of the Option, without the Optionee's consent, unless it is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, Optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under
         Section 424(h) of the Code.

                  (g) All adjustments and determinations under this SECTION 13 shall be made by the Committee in good faith in its sole discretion.

         14. CONTINUED EMPLOYMENT. As determined in the sole discretion of the Committee at the time of grant and if so stated in a writing signed by the Company, each Option may have as a condition the requirement of an Employee Optionee to remain in the employ of the Company, or of its affiliates, and to render to it his or her exclusive service, at such compensation as may be determined from time to time by it, for a period not to exceed the term of the Option, except for earlier termination of employment by or with the express written consent of the Company or on account of disability or death. The failure of any Employee Optionee to abide by this agreement as to any Option under the Plan may result in the termination of all of his or her then outstanding Options granted pursuant to the Plan. Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence.

         15. TAX WITHHOLDING. The exercise of any Option granted under the Plan is subject to the condition that if at any time the Company determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, the exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon the exercise, then in that event, the exercise of the Option shall not be effective unless the withholding has been effected or obtained in a manner acceptable to the Company. When an Optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any Option, the Optionee may, subject to the approval of the Committee, which approval shall not have been disapproved at any time after the election is made, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee, in accordance with the criteria set forth in SECTION 8, with reference to the date the amount of tax to be withheld is determined. The Optionee shall pay to the Company in cash any amount required to be withheld that would otherwise result in the withholding of a fractional share. The election by an Optionee who is an officer of the Company within the meaning of Section 16 of the 1934 Act, to be effective, must meet all of the requirements of Section 16 of the 1934 Act.

         16. TERM OF PLAN.

              16.1 EFFECTIVE DATE. Subject to stockholder approval, the Plan, as amended and restated, shall become effective as of the date that stockholder approval of the Plan, as amended and restated, is obtained.

              16.2 TERMINATION DATE. Except as to Options granted and outstanding under the Plan prior to that time, the Plan shall terminate at midnight on February 9, 2009 (the tenth anniversary of the date on which the original 1999 Stock Option Plan was adopted by the Board and the stockholders of the Company), and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in SECTION 4.

         17. NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

         18. GOVERNING LAW. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders under the Plan. All other questions and obligations under the Plan shall be construed and enforced in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In any action, dispute, litigation or other proceeding concerning the Plan (including arbitration), exclusive jurisdiction shall be with the courts of California, with the County of Orange being the sole venue for the bringing of the action or proceeding.

         19. INFORMATION TO OPTIONEES. Optionees under the Plan who do not otherwise have access to financial statements of the Company will receive the Company's financial statements at least annually.

         20. TRANSFERABILITY OF OPTIONS. Options granted under the Plan are nontransferable other than by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to immediate family. The term "immediate family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and also includes adoptive relationships.

                              SSP SOLUTIONS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of SSP Solutions, Inc. ("Company") hereby constitutes and appoints Kris Shah and Marvin J. Winkler, and either of them individually, with the power to appoint his substitution, as attorney, agent and proxy, to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 2003 annual meeting of stockholders of the Company to be held at 2:00 p.m. local time, at the Marriott Residence Inn, 2855 Main Street, Irvine, California, on December 19, 2003, and at any adjournments and postponements thereof, upon the proposals listed on the reverse side and in the discretion of the proxy holder on such other business as may properly come before the meeting, or any adjournments or postponements thereof.

                (Continued and to be signed on the reverse side)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                               SSP SOLUTIONS, INC.

                              DECEMBER 19, 2003

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" FOR THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                   VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------
1. To elect two Class I directors to the Company's board of directors as follows:

                              NOMINEES:
[ ] FOR ALL NOMINEES          O Gregg Amber
                              O Joel K. Rubenstein
[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:[X]
--------------------------------------------------------------------------------

2. To consider and vote upon a proposal to ratify and approve the adoption of the Company's Second Amended and Restated 1999 Stock Option Plan.

          [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

3. To consider and vote upon a proposal to ratify and approve issuances of securities in certain financing transactions.

          [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

4. To consider and vote upon a proposal to ratify the selection of Haskell & White LLP, independent auditors, to audit the consolidated financial statements of the Company for the year ending December 31, 2003.

          [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED ABOVE AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS.

--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and [ ] indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

--------------------------------------------------------------------------------
Signature of Stockholder ______________________________  Date: _________________
Signature of Stockholder ______________________________  Date: _________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                       ii